EXHIBIT 10.1





               ---------------------------------------------------





                               UroMed Corporation,


                                                                       as Issuer


                                       TO


                      State Street Bank and Trust Company,


                                                                      as Trustee


                                 ---------------
                                    Indenture
                          Dated as of October 15, 1996

                                 ---------------

                                   $69,000,000


                        6% Convertible Subordinated Notes
                              due October 15, 2003


               ---------------------------------------------------

                               UROMED CORPORATION

   Certain Sections of this Indenture relating to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939:

Trust Indenture                                    Indenture Section
  Act Section

ss. 310(a)(1).......................................6.9
    (a)(2)..........................................6.9
    (a)(3)..........................................Not Applicable
    (a)(4)..........................................Not Applicable
     (b)............................................6.8
                                                    6.10
ss. 311(a)   .......................................6.13
     (b)............................................6.13
ss. 312(a)   .......................................7.1
        ............................................7.2
     (b)............................................7.2
     (c)............................................7.2
ss. 313(a)   ........................................7.3
     (b)............................................7.3
     (c)............................................7.3
     (d)............................................7.4
ss. 314(a)7.4
    (a)(4)..........................................1.1
                                                   10.4
    (b).............................................Not Applicable
   (c)(1)...........................................1.2
   (c)(2)  .........................................1.2
   (c)(3)...........................................Not Applicable
    (d).............................................Not Applicable
    (e).............................................1.2
ss. 315(a)   .......................................6.1
    (b).............................................6.2
    (c).............................................6.1
    (d).............................................6.1
    (e).............................................5.14
ss. 316(a)   .......................................1.1
     (a)(1)(A)......................................5.2
                                                    5.12
     (a)(1)(B)......................................5.13
     (a)(2).........................................Not Applicable
     (b)............................................5.8
     (c)............................................1.4
ss. 317(a)(1).......................................5.3
      (a)(2)........................................5.4
      (b)..........................................10.3
ss. 3.18(a).........................................1.7
-----------------------
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS
                                  ------------
                                                                   Page
                                                                   ----
RECITALS OF THE COMPANY......................................       1
ARTICLE 1.  DEFINITIONS AND OTHER PROVISIONS OF GENERAL
APPLICATION..................................................       1
      SECTION 1.1.  Definitions..............................       1
      SECTION 1.2.  Compliance Certificates and Opinions.....       11
      SECTION 1.3.  Form of Documents Delivered to the
      Trustee................................................       11
      SECTION 1.4.  Acts of Holders of Securities............       12
      SECTION 1.5.  Notices, Etc., to Trustee and Company....       14
      SECTION 1.6.  Notice to Holders of Securities, Waiver..       15
      SECTION 1.7.  Effect of Headings and Table of
      Contents...............................................       15
      SECTION 1.8.  Successors and Assigns...................       15
      SECTION 1.9.  Separability Clause......................       15
      SECTION 1.10.  Benefits of Indenture...................       15
      SECTION 1.11. Governing Law............................       16
      SECTION 1.12.  Legal Holidays..........................       16
      SECTION 1.13.  Conflict with Trust Indenture Act.......       16
ARTICLE 2.  SECURITY FORMS...................................       16
      SECTION 2.1.  Forms Generally..........................       16
      SECTION 2.2.  Forms of Securities......................       17
      SECTION 2.3.  Form of Trustee's Certificate of
                    Authentication..........................        30
      SECTION 2.4.  Form of Conversion Notice................       30
ARTICLE 3.  THE SECURITIES...................................       31
      SECTION 3.1.  Title and Terms..........................       31
      SECTION 3.2.  Denominations............................       32
      SECTION 3.3.  Execution, Authentication, Delivery and
      Dating.................................................       32
      SECTION 3.4.  Temporary Securities.....................       33
      SECTION 3.5.  Global Securities, Non-Global Securities.       34
      SECTION 3.6.  Registration, Registration of Transfer and
      Exchange; Restrictions on Transfer.....................       35
      SECTION 3.7.  Mutilated, Destroyed, Lost or Stolen
      Securities.............................................       41
      SECTION 3.8.  Payment of Interest: Interest Rights
      Preserved..............................................       42
      SECTION 3.9.  Persons Deemed Owners....................       43
      SECTION 3.10.  Cancellation............................       44
      SECTION 3.11.  Computation of Interest.................       44
      SECTION 3.12.  CUSIP and ISIN Numbers..................       44

ARTICLE 4.  SATISFACTION AND DISCHARGE.......................       44
      SECTION 4.1.  Satisfaction and Discharge of Indenture..       44
      SECTION 4.2.  Application of Trust Money...............       46
ARTICLE 5.  REMEDIES.........................................       46
      SECTION 5.1.  Events of Default........................       46
      SECTION 5.2.  Acceleration of Maturity: Rescission and
      Annulment..............................................       48
      SECTION 5.3.  Collection of Indebtedness and Suits for
      Enforcement by Trustee.................................       49
      SECTION 5.4.  Trustee May File Proofs of Claim.........       49
      SECTION 5.5.  Trustee May Enforce Claims Without
      Possession of Securities...............................       51
      SECTION 5.6.  Application of Money Collected...........       51
      SECTION 5.7.  Limitation on Suits......................       51
      SECTION 5.8.  Unconditional Right of Holders to Receive
      Principal, Premium and Interest and to Convert.........       52
      SECTION 5.9.  Restoration of Rights and Remedies.......       52
      SECTION 5.10.  Rights and Remedies Cumulative..........       53
      SECTION 5.11.  Delay or Omission Not Waiver............       53
      SECTION 5.12.  Control by Holders of Securities........       53
      SECTION 5.13.  Waiver of Past Defaults.................       53
      SECTION 5.14.  Undertaking for Costs...................       54
      SECTION 5.15.  Waiver of Stay, Usury or Extension
      Laws...................................................       54
ARTICLE 6.  THE TRUSTEE......................................       54
      SECTION 6.1.  Certain Duties and Responsibilities......       54
      SECTION 6.2.  Notice of Defaults.......................       55
      SECTION 6.3.  Certain Rights of Trustee................       55
      SECTION 6.4.  Not Responsible for Recitals or Issuance of
      Securities.............................................       56
      SECTION 6.5.  May Hold Securities......................       56
      SECTION 6.6.  Money Held in Trust......................       56
      SECTION 6.7.  Compensation and Reimbursement...........       57
      SECTION 6.8.  Disqualification;  Conflicting Interests.       57
      SECTION 6.9.  Corporate Trustee Required: Eligibility..       57
      SECTION 6.10.  Resignation and Removal, Appointment of
      Successor..............................................       58
      SECTION 6.11.  Acceptance of Appointment by
      Successor..............................................       59
      SECTION 6.12.  Merger, Conversion, Consolidation or
      Succession to Business.................................       59
      SECTION 6.13.  Preferential Collection of Claims Against
      Company................................................       60
      SECTION 6.14.  Appointment of Authenticating Agent.....       60
ARTICLE 7.  HOLDERS' LISTS AND REPORTS BY TRUSTEE AND
COMPANY......................................................       62
      SECTION 7.1.  Company to Furnish Trustee Names and
      Addresses of Holders...................................       62

      SECTION 7.2.  Preservation of Information:
      Communications  to Holders.............................       62
      SECTION 7.3.  Reports by Trustee.......................       62
      SECTION 7.4.  Reports by Company.......................       63
ARTICLE 8.  CONSOLIDATION, MERGER, CONVEYANCE,
TRANSFER OR LEASE............................................       63
      SECTION 8.1.  Company May Consolidate, Etc., Only
      on Certain Terms.......................................       63
      SECTION 8.2.  Successor Substituted....................       64
ARTICLE 9.  SUPPLEMENTAL INDENTURES..........................       64
      SECTION 9.1.  Supplemental Indentures Without
      Consent of Holders of Securities.......................       64
      SECTION 9.2.  Supplemental Indentures with Consent
      of Holders of Securities...............................       65
      SECTION 9.3.  Execution of Supplemental Indentures.....       66
      SECTION 9.4.  Effect of Supplemental Indentures........       67
      SECTION 9.5.  Conformity with Trust Indenture Act......       67
      SECTION 9.6.  Reference in Securities to Supplemental
      Indentures.............................................       67
ARTICLE 10.  COVENANTS.......................................       67
      SECTION 10.1.  Payment of Principal, Premium and
      Interest...............................................       67
      SECTION 10.2.  Maintenance of Office or Agency.........       67
      SECTION 10.3.  Money for Security Payments to Be
      Held in Trust..........................................       68
      SECTION 10.4.  Statement by Officers as to Default,....       69
      SECTION 10.5.  Existence...............................       69
      SECTION 10.6.  Maintenance of Properties...............       70
      SECTION 10.7.  Payment of Taxes and Other Claims.......       70
      SECTION 10.8.  Registration and Listing................       70
      SECTION 10.9.  Compliance with Rule 144A...............       71
      SECTION 10.10.  Resale of Certain Securities...........       71
      SECTION 10.11.  Registration Rights....................       71
      SECTION 10.12.  Waiver of Certain Covenants............       73
ARTICLE 11.  REDEMPTION OF SECURITIES........................       73
      SECTION 11.1.  Right of Redemption.....................       73
      SECTION 11.2.  Applicability of Article................       73
      SECTION 11.3.  Election to Redeem, Notice to Trustee...       73
      SECTION 11.4.  Selection by Trustee of Securities to
      Be Redeemed............................................       73
      SECTION 11.5.  Notice of Redemption....................       74
      SECTION 11.6.  Deposit of Redemption Price.............       75
      SECTION 11.7.  Securities Payable on Redemption

      Date...................................................       75
      SECTION 11.8.  Securities Redeemed in Part.............       75
ARTICLE 12.  CONVERSION OF SECURITIES........................       76
      SECTION 12.1.  Conversion Privilege and Conversion
      Rate...................................................       76
      SECTION 12.2.  Exercise of Conversion Privilege........       76
      SECTION 12.3.  Fractions of Shares.....................       78
      SECTION 12.4.  Adjustment of Conversion Rate...........       79
      SECTION 12.5.  Notice of Adjustments of Conversion
      Rate...................................................       84
      SECTION 12.6.  Notice of Certain Corporate Action......       85
      SECTION 12.7.  Company to Reserve Common Stock.........       86
      SECTION 12.8.  Taxes on Conversions....................       86
      SECTION 12.9.  Covenant as to Common Stock.............       86
      SECTION 12.10.  Cancellation of Converted Securities...       86
      SECTION 12.11.  Provision in Case of Consolidation,
      Merger or Sale of Assets...............................       86
      SECTION 12.12.  Optional Provision in Case of a
      Distribution of Certain Shares.........................       88
ARTICLE 13.  SUBORDINATION OF SECURITIES.....................       92
      SECTION 13.1.  Securities Subordinate to Senior Debt...       92
      SECTION 13.2.  Payment Over of Proceeds Upon
      Dissolution, Etc.......................................       92
      SECTION 13.3.  Prior Payment to Senior Debt Upon
      Acceleration of Securities.............................       93
      SECTION 13.4.  No Payment When Senior Debt in
      Default................................................       94
      SECTION 13.5.  Payment Permitted If No Default.........       95
      SECTION 13.6.  Subrogation to Rights of Holders of
      Senior Debt............................................       95
      SECTION 13.7.  Provisions Solely to Define Relative
      Rights.................................................       95
      SECTION 13.8.  Trustee to Effectuate Subordination.....       96
      SECTION 13.9.  No Waiver of Subordination Provisions...       96
      SECTION 13.10.  Notice to Trustee......................       96
      SECTION 13.11.  Reliance on Judicial Order or
      Certificate of Liquidating Agent.......................       97
      SECTION 13.12.  Trustee Not Fiduciary for Holders
      of Senior Debt.  ......................................       97
      SECTION 13.13.  Rights of Trustee as Holder of
      Senior Debt; Preservation of Trustee's Rights.  .......       98
      SECTION 13.14.  Article Applicable to Paying Agents.....      98
      SECTION 13.15.  Certain Conversions and Repurchases
      Deemed Payment.  ......................................       98
ARTICLE 14.  REPURCHASE OF SECURITIES AT THE
OPTION OF THEHOLDER UPON A CHANGE IN CONTROL.................       99
      SECTION 14.1.  Right to Require Repurchase.............       99
      SECTION 14.2.  Conditions to the Company's Election
      to Pay the Repurchase Price in Common Stock............       99
      SECTION 14.3.  Notices: Method of Exercising
      Repurchase Right, Etc..................................       100
      SECTION 14.4.  Certain Definitions.....................       103


ANNEX A................................................................ 108
ANNEX B................................................................ 111
ANNEX C................................................................ 114
ANNEX D ............................................................... 116

BOS-BUS:326725.1

      INDENTURE, dated as of October 15, 1996, between UroMed Corporation, a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts, having its principal executive office at 64 A Street, Needham, Massachusetts, 02194, (herein called the "Company"), and State Street Bank and Trust Company, a trust company duly organized and existing under the laws of The Commonwealth of Massachusetts as Trustee hereunder (herein called the "Trustee").

                             RECITALS OF THE COMPANY

      The Company has duly authorized the creation of an issue of its 6% Convertible Subordinated Notes due October 15, 2003 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

      All things necessary to make the Securities, when the Securities are executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done. Further, all things necessary to duly authorize the issuance of the Common Stock of the Company issuable upon the conversion of the Securities, and to duly reserve for issuance the number of shares of Common Stock issuable upon such conversion, have been done.

                     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                  ARTICLE ONE.

                              DEFINITIONS AND OTHER
                        PROVISIONS OF GENERAL APPLICATION

      SECTION 1.1.  Definitions.

      For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

            (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

            (3) unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time; and

            (4) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation: and

            (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

      "Act", when used with respect to any Holder of a Security, has the meaning specified in Section 1.4.

      "additional interest" has the meaning specified in Section 10.11

      "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Agent Member" means any member of, or participant in, the Depositary.

      "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of Euroclear and Cedel, and of the Depositary for such Security, in each case to the extent applicable to such transaction and as in effect from time to time.

      "Authenticating Agent" means any Person authorized pursuant to Section
6.14 to act on behalf of the Trustee to authenticate Securities.

      "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

      "Board Resolution" means a vote duly adopted by the Board of Directors, a copy of which, certified by the Clerk or an Assistant Clerk of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

      "Business Day", when used with respect to any place of payment, place of conversion or any other place, as the case may be, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in such place of payment, place of conversion or other place, as the case may be, are authorized or obligated by law or executive order to close; provided, however, that a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close shall not be a Business Day for purposes of Sections 10.1, 10.3 or 11. 7.

      "Cedel" means Cedel Bank, S.A. (or any successor securities clearing agency).

      "Change in Control" has the meaning specified in Section 14.4.

      "Closing Price" means, with respect to the Common Stock of the Company, for any day, the reported last bid price per share on the Nasdaq National Market or, if the Common Stock is not quoted on the Nasdaq National Market, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if not quoted on the Nasdaq National Market or listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices per share in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

      "Commission" means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

      "Common Stock" means the Common Stock, no par value per share, of the Company authorized at the date of this instrument as originally executed. Subject to the provisions of Sections 12.11 and 12.12, shares issuable on conversion or repurchase of Securities shall include only shares of Common Stock or shares of any class or classes of common stock resulting from any reclassification or reclassifications thereof; provided, however, that if at any time there shall be more than one such resulting class, the shares so issuable on conversion of Securities shall include shares of all such classes, and the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

      "common stock" includes any stock of any class of capital stock which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the issuer thereof and which is not subject to redemption by the issuer thereof.

      "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

      "Company Notice" has the meaning specified in Section 14.3.

      "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its Chief Executive Officer, its President or a Vice President, and by its principal financial officer, Treasurer, an Assistant Treasurer, its Clerk or an Assistant Clerk, and delivered to the Trustee.

      "Constituent Person" has the meaning specified in Section 12.11.

      "Conversion Rate" has the meaning specified in Section 12.1.

      "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered (which at the date of this Indenture is located at Two International Place, Fourth Floor, Boston, Massachusetts 02110).

      "corporation" means a corporation, company, association, joint-stock company or business trust.

      "Defaulted Interest" has the meaning specified in Section 3.8.

      "Depositary" means, with respect to any Security, a clearing agency that is registered as such under the Exchange Act and is designated by the Company to act as Depositary for such Security (or any successor securities clearing agency so registered).

      "Dollar" or "U.S.$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

      "DTC" means The Depository Trust Company, a New York corporation.

      "Effectiveness Period" has the meaning specified in the Registration Rights Agreement.

      "Euroclear" means the Euroclear Clearance System (or any successor securities clearing agency).

      "Event of Default" has the meaning specified in Section 5.1.

      "Exchange Act" means the United States Securities Exchange Act of 1934.

      "Expiration Date" has the meaning specified in Section 1.4.

      "Global Security" means a Security that is registered in the Security Register in the name of a Depositary or a nominee thereof.

      "Holder" means the Person in whose name a Security is registered in the Security Register.

      "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

      "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

      "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, exercise of the repurchase right set forth in Article Fourteen or otherwise.

      "Non-electing Share" has the meaning specified in Section 12.11.

      "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the Chief Executive Officer, the President or a Vice President and by the principal financial officer, the Treasurer, an Assistant Treasurer, the Clerk or an Assistant Clerk of the Company, and delivered to the Trustee.

      "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company and who shall be reasonably acceptable to the Trustee.

      "Other Securities" means the Securities sold by the Purchasers in the initial offering contemplated by the Purchase Agreement in reliance on an exemption from the registration requirements of the Securities Act other than Rule 144A and Regulation S.

      "Other Stock" has the meaning specified in Section 12.12.

      "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities for the payment or redemption of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities, provided that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (iii) Securities which have been paid pursuant to Section 3.7 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

      "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

      "Person" means any individual, corporation, limited liability company, partnership, joint venture, trust, estate. unincorporated organization or government or any agency or political subdivision thereof.

      "Post-Effective  Registration  Default"  has the  meaning  specified  in
Section 10.11.

      "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.7 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

      "Purchase Agreement" means the Purchase Agreement, dated October 8, 1996, between the Company and the Purchasers, as such agreement may be amended from time to time.

      "Purchasers" means Goldman, Sachs & Co., PaineWebber Incorporated and J.P. Morgan Securities Inc.

      "Record Date" means any Regular Record Date or Special Record Date.

      "Record Date Period" means the period from the close of business of any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date.

      "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

      "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

      "Registrable Securities" has the meaning specified in the Registration Rights Agreement.

      "Registration Default" has the meaning specified in Section 10.11.

      "Registration   Rights   Agreement"   has  the  meaning   specified   in
Section 10.11.

      "Regular Record Date" for interest payable in respect of any Security on any Interest Payment Date means the April 1st or October 1st (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

      "Regulation S" means Regulation S under the Securities Act.

      "Regulation S Certificate" means a certificate substantially in the form set forth in Annex A.

      "Regulation S Global Security" has the meaning specified in Section 2.1.

      "Regulation S Legend" means a legend substantially in the form of the legend required in the form of Security set forth in Section 2.2 to be placed upon the Regulation S Securities.

      "Regulation S Securities" means all Securities required pursuant to
Section 3.6(c) to bear a Regulation S Legend. Such term includes the Regulation S Global Security.

      "Repurchase Date" has the meaning specified in Section 14.1.

      "Repurchase Price" has the meaning specified in Section 14.1.

      "Restricted Global Security" has the meaning specified in Section 2.1.

      "Restricted Period" means the period of 41 consecutive days beginning on and including the later of (i) the day on which Securities are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the last original issuance date of the Securities.

      "Restricted  Securities"  means  all  Securities  required  pursuant  to
Section 3.6(c) to bear any Restricted Securities Legend. Such term includes the Restricted Global Security.

      "Restricted Securities Certificate" means a certificate substantially in the form set forth in Annex B.

      "Restricted Securities Legend" means, collectively, the legends substantially in the forms of the legends required in the form of Security set forth in Section 2.2 to be placed upon each Restricted Security.

      "Rule 144A" means Rule 144A under the Securities Act.

      "Rule 144A Securities" means the Securities purchased by the Purchasers from the Company pursuant to the Purchase Agreement, other than the Other Securities and the Regulation S Securities.

      "Securities" has the meaning ascribed to it in the first paragraph under the caption "Recitals of the Company".

      "Securities Act" means the United States Securities Act of 1933.

      "Securities Act, Legend" means a Restricted Securities Legend or a Regulation S Legend.

      "Security  Register"  and  "Security   Registrar"  have  the  respective
meanings specified in Section 3.6.

      "Senior Debt" means the principal of (and premium, if any) and interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding) on, and all fees and other amounts (including collection expenses, attorney's fees and late charges) owing with respect to, the following, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, outstanding at the date of execution of this Indenture or thereafter incurred, created or assumed: (a) indebtedness of the Company for money borrowed or evidenced by bonds, debentures, notes or similar instruments,

(b) reimbursement obligations of the Company with respect to letters of credit, bankers' acceptances and similar facilities issued for the account of the Company, (c) every obligation of the Company issued or assumed as the deferred purchase price of property or services purchased by the Company, excluding any trade payables and other accrued current liabilities incurred in the ordinary course of business, (d) obligations of the Company as lessee under leases required to be capitalized on the balance sheet of the lessee under United States generally accepted accounting principles, (e) obligations of the Company under interest rate and currency swaps, caps, floors, collars or similar arrangements intended to protect the Company against fluctuations in interest or currency exchange rates, (f) indebtedness of others of the kinds described in the preceding clauses (a) - (e) that the Company has assumed, guaranteed or otherwise assured the payment thereof, directly or indirectly, and/or (g) deferrals, renewals, extensions and refundings of, or amendments, modifications or supplements to, any indebtedness or obligation described in the preceding clauses (a) through (f) whether or not there is any notice to or consent of the Holders; provided, however, that the following shall not constitute Senior Debt:
(i) any particular indebtedness or obligation that is . owed by the Company to any of its direct and indirect Subsidiaries and (ii) any particular indebtedness, deferral, renewal, extension or refunding if it is expressly stated in the governing terms or in the assumption thereof that the indebtedness involved is not senior in right of payment to the Securities or that such indebtedness is pari passu with or junior to the Securities.

      "Shelf  Registration   Statement"  has  the  meaning  specified  in  the
Registration Rights Agreement.

      "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Company pursuant to Section 3.8.

      "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

      "Subsidiary" means a corporation, limited liability company, partnership or other entity more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock or other equity interests in the corporation, limited liability company, partnership or other entity which ordinarily has or have voting power for the election of directors, or persons performing similar functions, whether at all times or only so long as no senior class of stock or other interests has or have such voting power by reason of any contingency.

      "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.7 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

      "Surrender Certificate" means a certificate substantially in the form set forth in Annex D.

      "Trading Day" means (i) if the Common Stock is quoted on the Nasdaq National Market or any other system of automated dissemination of quotations of securities prices, a day on which trades may be effected through such system;
(ii) if the Common Stock is listed or admitted for trading on any national securities exchange, a day on which such national securities exchange is open for business; or (iii) if the Common Stock is not listed or admitted for trading on any national securities exchange or quoted on the Nasdaq National Market or any other system of automated dissemination of quotation of securities prices, a day on which the Common Stock is traded regular way in the over-the-counter market and for which a closing bid and a closing asked price for the Common Stock are available.

      "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

      "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

      "United States" means the United States of America (including the States and the District of Columbia), its territories. its possessions and other areas subject to its jurisdiction (its 11 possessions" including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands).

      "Unrestricted Securities Certificate" means a certificate substantially in the form set forth in Annex .

      "Vice President", when used with respect to the Company, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

      SECTION 1.2. Compliance Certificates and Opinions.
      -----------  ------------------------------------

      Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

      Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

            (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based,

            (3) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

      SECTION 1.3. Form of Documents Delivered to the Trustee.
      -----------  ------------------------------------------

      In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

      SECTION 1.4. Acts of Holders of Securities.
      -----------  -----------------------------

      Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record is delivered to the Trustee and, where it is hereby expressly required, to the Company. The Trustee shall promptly deliver to the Company copies of all such instruments and records delivered to the Trustee. Such instrument or instruments and record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders of Securities signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 6.3) conclusive in favor of the Trustee and the Company if made in the manner provided in this Section.

      The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of execution of any such instrument or writing and the authority of the Person executing the same may also be proved in any other manner which the Trustee deems sufficient.

      The ownership of Securities shall be proved by the Security Register. Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, regardless of whether notation of such action is made upon such Security.

      The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, regardless of whether such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date, if any, by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in Section 1.6.

      The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.2, (iii) any request to institute proceedings referred to in Section 5.7(2) or (iv) any direction referred to in Section 5.12. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, regardless whether such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date, if any, by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action (whereupon the record date previously set shall automatically and without any action by any Person be cancelled and of no effect), nor shall anything in this paragraph be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities in the manner set forth in
Section 1.6.

      With respect to any record date set pursuant to this Section, the party hereto that sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day, provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 1.6, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto that set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

      Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

      SECTION 1.5. Notices, Etc., to Trustee and Company.
      -----------  -------------------------------------

      Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of Holders of Securities or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

            (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee and received at its Corporate Trust Office, Attention: Corporate Trust Department (UroMed Corporation 6% Convertible Subordinated Notes due October 15, 2003), or

            (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing, mailed, first-class postage prepaid, or telecopied and confirmed by mail, first-class postage prepaid, or delivered by hand or overnight courier, addressed to the Company at 64 A Street, Needham, Massachusetts, telecopy no.: (617) 433-0032, Attention: Chief Financial Officer, or at any other address previously furnished in writing to the Trustee by the Company.

      SECTION 1.6. Notice to Holders of Securities, Waiver.
      -----------  ---------------------------------------

      Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

      SECTION 1.7. Effect of Headings and Table of Contents.
      -----------  ----------------------------------------

      The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      SECTION 1.8.  Successors and Assigns.
      -----------   ----------------------

      All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

      SECTION 1.9.  Separability Clause.
      -----------   -------------------

      In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      SECTION 1.10.  Benefits of Indenture.
      ------------   ---------------------

      Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Debt and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

      SECTION 1.11.  Governing Law.
      ------------   -------------

      THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE UNITED STATES OF AMERICA.

      SECTION 1.12.  Legal Holidays.
      ------------   --------------

      In any case where any Interest Payment Date, Redemption Date, Repurchase Date or Stated Maturity of any Security or the last day on which a Holder of a Security has a right to convert his Security shall not be a Business Day at a place of payment or place of conversion, as the case may be, then (notwithstanding any other provision of this Indenture or of the Securities) payment of principal of, premium, if any, or interest on, or conversion of, such Security need not be made on such day, but may be made on or by the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or Repurchase Date, or at the Stated Maturity or on such last day for conversion; provided, however, that in the case that payment is made on such succeeding Business Day, no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Repurchase Date, Stated Maturity or last day for conversion, as the case may be, to such succeeding Business Day.

      SECTION 1.13. Conflict with Trust Indenture Act.
      ------------  ---------------------------------

      If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision of the Trust Indenture Act shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. Until such time as this Indenture shall be qualified under the Trust Indenture Act, this Indenture, the Company and the Trustee shall be deemed for all purposes hereof to be subject to and governed by the Trust Indenture Act to the same extent as would be the case if this Indenture were so qualified on the date hereof.


                                  ARTICLE TWO.

                                 SECURITY FORMS

      SECTION 2.1.  Forms Generally.
      -----------   ---------------

      The Securities shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

      The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner provided that it is permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution thereof.

      Upon their original issuance, Rule 144A Securities shall be issued in the form of one or more Global Securities registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Such Global Securities, together with their Successor Securities which are Global Securities other than the Regulation S Global Security, are collectively herein called the "Restricted Global Security". Upon their original issuance, Regulation S Securities shall be issued in the form of one or more Global Securities registered in the name of DTC, as depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts of the beneficial owners of the Securities represented thereby (or such other accounts as they may direct), provided that upon such deposit all such Securities shall be credited to or through accounts maintained at DTC by or on behalf of Euroclear or Cedel. Such Global Securities, together with their Successor Securities which are Global Securities, are collectively herein called the "Regulation S Global Security".

      Upon their original issuance, Other Securities shall not be issued in the form of a Global Security or in any other form intended to facilitate book-entry trading in beneficial interests in such Securities.

      SECTION 2.2.  Forms of Securities.
      -----------   -------------------

                                   [FORM OF FACE]

      [If this Security is a Restricted Security, then insert -- THIS SECURITY AND THE COMMON STOCK ISSUABLE UPON ITS CONVERSION HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY ANY INITIAL INVESTOR THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT, (1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER ACQUIRING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION

COMPLYING WITH RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER OF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR (B) BY ANY INITIAL INVESTOR THAT IS A QUALIFIED INSTITUTIONAL BUYER OR BY ANY SUBSEQUENT INVESTOR, AS SET FORTH IN CLAUSE (A) ABOVE OR TO AN INSTITUTION THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) or (7) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE (A) AND (B) IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS. SECURITIES OWNED BY AN INITIAL INVESTOR THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER MAY NOT BE HELD IN BOOK-ENTRY FORM AND MAY NOT BE TRANSFERRED WITHOUT CERTIFICATION THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS, AS PROVIDED IN THE INDENTURE REFERRED TO BELOW.]

      [If the Security is a Regulation S Security, then insert -- THIS SECURITY AND THE COMMON STOCK ISSUABLE UPON ITS CONVERSION HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") . AND MAY NOT BE OFFERED, SOLD OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS SUCH SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.]

      [If the Security is a Global Security, then insert -- THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

      [If the Security is a Global Security and The Depository Trust Company is to be the Depositary therefor, then insert -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME

OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                               UROMED CORPORATION

              6% CONVERTIBLE SUBORDINATED NOTE DUE OCTOBER 15, 2003

No. ____________                                              $________

[IF RESTRICTED GLOBAL SECURITY - CUSIP NO. 917274AA0]
[IF ANY REGULATION S SECURITY - CUSIP NO.  U9153EAA0]
[IF REGULATION S GLOBAL SECURITY - ISIN NO. - USU9153EAA02]
[IF OTHER SECURITY - CUSIP NO. - 917274AB81]

      UROMED CORPORATION, a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to , or registered assigns, the principal sum of _____________ Dollars ($____) [if this Security is a Global Security, then insert - (which principal amount may from time to time be increased or decreased to such other principal amounts (which, taken together with the principal amounts of all other Outstanding Securities, shall not exceed $69,000,000 in the aggregate at any time) by adjustments made on the records of the Trustee hereinafter referred to in accordance with the Indenture)] on October 15, 2003 and to pay interest thereon, from October 15, 1996, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 15 and October 15 in each year, commencing April 15, 1997, at the rate of 6% per annum, until the principal hereof is due, and at the rate of 6% per annum on any overdue principal and premium, if any, and, to the extent permitted by law, on any overdue interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of (and premium, if any, on) this Security shall be made upon the surrender of this Security at the option of the Holder at the office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, or at such other offices or agencies as the Company may designate, by Dollar check or by transfer to a Dollar account (such a transfer to be made only to a Holder of an aggregate principal amount of Securities in excess of $2,000,000, and only if such Holder shall have furnished wire instructions in writing to the Trustee no later than 15 days prior to the relevant payment date) maintained by the payee with a bank in the United States of America. Payment of interest on this Security may be made by Dollar check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or, upon written application by the Holder to the Security Registrar setting forth wire instructions not later than the relevant Record Date, by transfer to a Dollar account (such a transfer to be made only to a Holder of an aggregate principal amount of Securities in excess of $2,000,000) maintained by the payee with a bank in the United States of America.

      Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof or by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Company has caused this Security to be duly executed under its corporate seal.

Dated:

                                                              UROMED CORPORATION



By:
   ----------------------------

Attest:



----------------------
Name:
Title:



                                [FORM OF REVERSE]

      This Security is one of a duly authorized issue of securities of the Company designated as its "6% Convertible Subordinated Notes due October 15, 2003" (herein called the "Securities"), limited in aggregate principal amount to $69,000,000, issued and to be issued under an Indenture, dated as of October 15, 1996 (herein called the "Indenture"), between the Company and State Street Bank and Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Debt and the Holders of the Securities and of the terms upon which the Securities aRe, and are to be,. authenticated and delivered.

      The Securities are subject to redemption upon not less than 30 days' notice by mail, at any time on or after October 15, 1999, as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount) if redeemed during the 12-month period beginning October 15 of the years indicated:

      Year                                            Redemption Price
      ----                                            ----------------
      1999.........................................        103.429
      2000.........................................        102.571
      2001.........................................        101.714
      2002.........................................        100.857

and thereafter at a Redemption Price equal to 100% of the principal amount, together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

      Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled at any time before the close of business on October 15, 2003 (or, in case this Security or a portion hereof is called for redemption or the Holder hereof has exercised his right to require the Company to repurchase this Security or a portion hereof, then in respect of this Security or such portion hereof, as the case may be, until and including, but (unless the Company defaults in making the payment due upon redemption or repurchase, as the case may be) not after, the close of business on the Redemption Date or the Repurchase Date, as the case may be) to convert this Security (or any portion of the principal amount hereof that is an integral multiple of $1,000), into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company at the rate of 75.2941 shares of Common Stock for each $1,000 principal amount of Security (or at the current adjusted rate if an adjustment has been made as provided in the Indenture) by surrender of this Security, duly endorsed or assigned to the Company or in blank to the Company at the Corporate Trust Office of the Trustee, at the office or agency of the Company in the Borough of Manhattan, The City of New York, at any other office or agency of the Company maintained for such purpose and at the office or agency of any additional conversion agent appointed by the Company, accompanied by written notice to the Company that the Holder hereof elects to convert this Security (or if less than the entire principal amount hereof is to be converted, specifying the portion hereof to be converted) and, in case such surrender shall be made during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date, also accompanied by payment in New York Clearing House (next day) funds (or other funds acceptable to the Company) of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted, provided that, if this Security or any portion hereof has been called for redemption on a Redemption Date or is repurchasable on a Repurchase Date occurring, in either case, during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on the succeeding Interest Payment Date and is surrendered for conversion during such period, then the Holder of this Security who converts this Security or any portion hereof during such period will be entitled to receive the interest accruing on the principal amount of this Security so called for redemption or repurchasable and then being converted from the Interest Payment Date next preceding the date of such conversion to such succeeding Interest Payment Date and shall not be required to pay such interest upon surrender of this Security for conversion. Subject to the provisions of the preceding sentence and, in the case of a conversion after the close of business on the Regular Record Date next preceding any Interest Payment Date and before the opening of business on such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security) of record as of such Regular Record Date to receive the related installment of interest to the extent and under the circumstances provided in the Indenture, no payment or adjustment is to be made on conversion for interest accrued hereon from the Interest

Payment Date next preceding the day of conversion, or for dividends on the Common Stock issued on conversion hereof. Interest payable on any Interest Payment Date in respect of this Security or any portion hereof surrendered for conversion on or after such Interest Payment Date shall be paid to the Holder of such Security as of the Regular Record Date next preceding such Interest Payment Date, notwithstanding the exercise of the right of conversion. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest, the Company shall pay a cash adjustment as provided in the Indenture or, alternatively, the Company shall round up to the next higher whole share.

      The Conversion Rate is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that, in the event that the Company decides to distribute to all holders of the Common Stock common stock ("Other Stock") of another corporation and actually makes such distribution, then in lieu of making the adjustment to the Conversion Rate required by the Indenture in respect of such distribution, the Company may, at its option if certain requirements set forth in the Indenture are satisfied, deliver shares of Other Stock, cash or both to the Holders upon conversion of their Securities thereafter, to the extent and subject to adjustment upon certain events affecting the Other Stock as provided in the Indenture. The Indenture also provides that in case of certain consolidations or mergers to which the Company is a party or the conveyance, transfer, sale or lease of all or substantially all of the properties and assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then Outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, transfer, sale or lease (including any Common Stock retainable) by a holder of the number of shares of Common Stock of the Company into which this Security could have been converted immediately prior to such consolidation, merger, conveyance, transfer, sale or lease (assuming such holder of Common Stock failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of non-electing Shares and further assuming, if such consolidation, merger, conveyance, transfer, sale or lease is prior to the first date on which this Security may be converted as provided above, that this Security was convertible immediately prior to the time of such occurrence at the initial Conversion Rate specified above as adjusted from the first original issue date of the Securities to such time as provided in the Indenture). No adjustment in the Conversion Rate will be made until such adjustment would require an increase or decrease of at least one percent of such rate, provided that any adjustment that would otherwise be made will be carried forward and taken into account in the computation of any subsequent adjustment.

      If this Security is a Registrable Security, then the Holder of this Security [if this Security is a Global Security, then insert- (and any Person that has a beneficial interest in this Security)] and the Common Stock issuable upon conversion hereof is entitled to the benefits of a Registration Rights Agreement, dated as of October 15, 1996 and as the same may be amended from time to time (the "Registration Rights Agreement"), executed by the Company. Pursuant to the Registration Rights Agreement, the Company has agreed for the benefit of the Holders from time to time of Registrable Securities, at the Company's expense, (a) to file within 90 days after the first date of original issuance of the Securities, a Shelf Registration Statement with the Commission with respect to resales of the Registrable Securities, (b) to use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission as promptly as practicable but within 180 days after the first date of original issuance of the Securities, and (c) to use its reasonable best efforts to maintain such Shelf Registration Statement continuously effective under the Securities Act for a period of three years or such earlier time as is specified in the Registration Rights Agreement. Notwithstanding the foregoing, the Company is entitled to suspend the use of the prospectus that is part of the Shelf Registration Statement for resales of Registrable Securities during certain periods as provided in the Registration Rights Agreement.

      If (i) on or prior to 90 days following the first date of original issuance of the Securities, a Shelf Registration Statement has not been filed with the Commission, or (ii) on or prior to the 180th day following the first date of original issuance of the Securities, such Shelf Registration Statement is not declared effective (each, a "Registration Default"), additional interest will accrue on the principal amount of this Security from and including the day following the first day on which such Registration Default occurs to but excluding the first day on which such Registration Default has been cured. In addition, in the event that the Shelf Registration Statement becomes effective and thereafter either (x) the Shelf Registration Statement ceases to be effective during the Effectiveness Period or (y) use of the prospectus that is part of the Shelf Registration Statement for resales of Registrable Securities is suspended or prohibited (whether as permitted by the Registration Rights Agreement or otherwise), and the total number of days (whether or not consecutive) in which any such cessation, suspension or prohibition is in effect equals or exceeds 61 during any 12-month period (each, a "Post Effective Registration Default"), then additional interest will accrue on the principal amount of this Security from and including such 61st day to but excluding the first day thereafter on which the Shelf Registration Statement is effective and such use of the prospectus is not suspended or prohibited (provided that any day on which any such cessation, suspension or prohibition is in effect and that occurs prior to such first day shall, if within the applicable 12-month period, be taken into account in determining whether additional interest shall begin to accrue again after such first day). Such additional interest will be paid semi-annually in arrears, with the first semi-annual payment due on the first Interest Payment Date in respect of the Securities following the date on which such additional interest begins to accrue. Upon any Registration Default, additional interest will accrue until such Registration Default is cured as provided above at a rate per annum equal to one-quarter of one percent (0.25%) (in addition to the interest rate of 6% per annum borne by this Security) to and including the 90th day following such Registration Default and at a rate per annum equal to one-half of one percent (0.50%) (in addition to such rate of 6% per annum) from and including the 91st day following such Registration Default until such Registration Default is cured as provided above. Upon any Post-Effective Registration Default, additional interest shall accrue until cured at a rate per annum equal to one-half of one percent (0.50%) (in addition to such rate of 6% per annum).

      Whenever in this Security there is a reference, in any context, to interest on, or in respect of, any Security such mention shall be deemed to include mention of additional interest accrued or payable as described in the preceding paragraph to the extent that, in such context, additional interest is, was or would be accrued or payable in respect of such Security and express I mention of additional interest in any provisions of this Security shall not be construed as excluding additional interest in those provisions of this Security where such express mention is not made.

      If this Security is a Registrable Security and the Holder of this Security [if this Security is a Global Security, then insert -- (and any Person that has a beneficial interest in this Security)] elects to sell this Security pursuant to the Shelf Registration Statement then, by such election, such Holder of this Security agrees to be bound by the terms of the Registration Rights Agreement relating to the Registrable Securities which are the subject of such election.

      If a Change in Control occurs, the Holder of this Security, at the Holder's option, shall have the right, in accordance with the provisions of the Indenture, to require the Company to repurchase this Security (or any portion of the principal amount hereof that is an integral multiple of $1,000) at a Repurchase Price equal to 100% of the principal amount thereof plus interest accrued to the Repurchase Date. At the option of the Company, the Repurchase Price may be paid in cash or, subject to the conditions provided in the Indenture, by delivery of shares of Common Stock having a fair market value equal to the Repurchase Price. For purposes of this paragraph, the fair market value of shares of Common Stock shall be determined by the Company and shall be equal to 95% of the average of the Closing Price for the five consecutive Trading Days ending on and including the third Trading Day immediately preceding the Repurchase Date. Whenever in this Security there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Security shall not be construed as excluding the Repurchase Price so payable in those provisions of this Security when such express mention is not made; provided, however, that for the purposes of the second succeeding paragraph (regarding subordination), such reference shall be deemed to include reference to the Repurchase Price only if the Repurchase Price is payable in cash.

      [If not a Global Security insert - In the event of redemption, repurchase or conversion of this Security in part only, a new Security or Securities for the unredeemed, unrepurchased or unconverted portion hereof will be issued in the name of the Holder hereof.]

      [If a Global Security insert - In the event of a deposit or withdrawal of an interest in this Security (including upon an exchange, transfer, redemption, repurchase or conversion of this Security in part only) effected in accordance with the Applicable Procedures, the Security Registrar, upon receipt of notice of such event from the Depositary's custodian for this Security, shall make an adjustment on its records to reflect an increase or decrease of the Outstanding principal amount of this Security resulting from such deposit or withdrawal, as the case may be.]

      The indebtedness evidenced by this Security is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Debt of the Company, and this Security is issued subject to such provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

      If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security or such other Security.

      As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium, if any, or interest hereon on or after the respective due dates expressed herein or for the enforcement of the right to convert this Security as provided in the Indenture.

      No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on (including Liquidated Damages) this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Securities is registrable on the Security Register upon surrender of a Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

      The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

      No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith.

      Prior to due presentation of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered, as the owner thereof for all purposes, whether or not such Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York, United States of America.


      All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.




                    ELECTION OF HOLDER TO REQUIRE REPURCHASE

      1. Pursuant to Section 14.1 of the Indenture, the undersigned hereby elects to have all or a portion of this Security repurchased by the Company.

      2. The undersigned hereby directs the Trustee or the Company to pay [choose one] (a) it or (b) Name: __________________; address:
________________; Social Security or Other Taxpayer Identification Number, if any: ____________, an amount in cash or, at the Company's election, Common Stock valued as set forth in the Indenture, equal to 100% of the principal amount to be repurchased (as set forth below), plus interest accrued to the Repurchase Date, as provided in the Indenture.

                                                   D a t e d :

-------------------

-------------------

                                                                       Signature

Signature must be guaranteed by an eligible Guarantor Institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if cash or Common Stock is to be delivered other than to, and in the name of, the registered Holder.

-----------------------

                                                             Signature Guarantee

Principal amount to be repurchased
(an integral multiple of $1,000):   _______________________

Remaining principal amount following such repurchase
(not less than $1,000):         ___________________



NOTICE: The signature to the foregoing Election must correspond to the name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

      SECTION 2.3. Form of Trustee's Certificate of Authentication.
      -----------  -----------------------------------------------

      This is one of the Securities referred to in the within-mentioned
Indenture.

                                               STATE STREET BANK
                                               AND TRUST COMPANY,

                                                                              as

                                                                         Trustee

By:
   ------------------------
                                                Authorized Signatory

      SECTION 2.4. Form of Conversion Notice.
      -----------  -------------------------

                                CONVERSION NOTICE

      The undersigned Holder of this Security hereby irrevocably exercises the option to convert this Security, or any portion of the principal amount hereof (which is an integral multiple of $1,000) below designated, into shares of Common Stock (or Other Stock or cash) in accordance with the terms of the Indenture referred to in this Security, and directs that such shares, together with a check in payment for any fractional share (and any such other cash) and any Securities representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares of Common Stock (or Other Stock) or Securities are to be registered in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

Dated:
      ---------------

---------------------

                                                                       Signature

If shares or Securities are to be
registered in the name of a Person
other than the Holder, please print     If only a portion of the
such Person's name and address:         Securities is to be converted,
                                        please indicate:

                                       1.    Principal amount to be converted:

                                          $------------

------------------------
   Name 2. Principal amount and denomination of Securities representing unconverted principal amount to be issued:


------------------------
   Address
                                      Amount:$_______

                                      Denominations:  $_______
                                      (any integral multiple of $1,000)


------------------------
Social Security or other Taxpayer
Identification Number, if any


Signature must be guaranteed by an eligible Guarantor Institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if cash or Common Stock is to be delivered other than to, and in the name of, the registered Holder.

                                                         [Signature Guarantee]

                                 ARTICLE THREE.

                                 THE SECURITIES

      SECTION 3.1.  Title and Terms.
      -----------   ---------------

      The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $69,000,000, except for Securities authenticated and delivered in exchange for, or in lieu of, other Securities pursuant to Section 3.4, 3.5, 3.6, 3.7, 9.6, 11.8, 12.2 or 14.3.

      The Securities shall be known and designated as the "6% Convertible Subordinated Notes due October 15, 2003" of the Company. Their Stated Maturity shall be October 15, 2003, and they shall bear interest at the rate of 6% per annum, from October 15, 1996 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on April 15 and October 15, commencing April 15, 1997, until the principal thereof is paid or made available for payment.

      The principal of, premium, if any, and interest on the Securities shall be payable as provided in the forms of Securities set forth in Section 2.2.

      The Securities are entitled to the benefits of a Registration Rights Agreement as provided by Section 10.11. The Securities are entitled to the payment of additional interest as provided by Section 10.11.

      The Securities shall be redeemable, as provided in Article Eleven.

      The Securities shall be convertible as provided in Article Twelve.

      The Securities shall be subordinated in right of payment to Senior Debt as provided in Article Thirteen.

      The Securities shall be subject to repurchase by the Company at the option of the Holders as provided in Article Fourteen.

      SECTION 3.2.  Denominations.
      -----------   -------------

      The Securities shall be issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple thereof.

      SECTION 3.3. Execution, Authentication, Delivery and Dating.
      -----------  ----------------------------------------------

      The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its Chief Executive Officer, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Clerk or one of its Assistant Clerks. Any such signature may be manual or facsimile.

      Securities bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

      At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and make available for delivery such Securities as in this Indenture provided and not otherwise.

      Each Security shall be dated the date of its authentication.

      No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

      SECTION 3.4.  Temporary Securities.
      -----------   --------------------

      Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

      If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 10.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

      SECTION 3.5.  Global Securities, Non-Global Securities.
      -----------   ----------------------------------------

      (a) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated by the Company for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

      (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary (A) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act, and in either case the Company thereupon fails to appoint a successor Depositary, (ii) there shall have occurred and be continuing an Event of Default with respect to such Global Security or (iii) the Company executes and delivers to the Trustee a Company Order stating that all Global Securities shall be exchanged in whole for Securities that are not Global Securities (in which case such exchange shall be effected by the Trustee).

      (c) If any Global Security is to be exchanged for other Securities or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation as provided in this Article Three. If any Global Security is to be exchanged for other Securities or cancelled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, in each case, as provided in Section 3.6, then either (i) such Global Security shall be so surrendered for exchange or cancellation as provided in this Article Three or
(ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to Section 3.6(c) and as otherwise provided in this Article Three, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Company shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article Three if such order, direction or request is given or made in accordance with the Applicable Procedures.

      (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article Three or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

      (e) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under the Indenture and the Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members and such owners of beneficial interests in a Global Security will not be considered the owners or holders of such Global Security for any purpose of this Indenture or the Securities.


      SECTION 3.6. Registration, Registration of Transfer
                   and Exchange; Restrictions on Transfer.
                   --------------------------------------

      (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 10.2 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided.

      Subject to the other provisions of this Indenture regarding restrictions on transfer, upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 10.2 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

      At the option of the Holder, and subject to the other provisions of this
Section 3.6, Securities may be exchanged for other Securities of any authorized denomination and of a like aggregate principal amount, upon surrender of the

Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

      All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

      Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

      No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 3.5, 9.6, 11.8, 12.2 or 14.3 not involving any transfer.

      The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 11.4 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

      (b) Certain Transfers and Exchanges. Notwithstanding any other provision of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 3.6(b) shall be made only in accordance with this Section 3.6(b).

                  (i) Restricted Global Security to Regulation S Global
            Security. If the owner of a beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this Clause
            (b)(i) and Clause (b)(vii) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of
            (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Regulation S Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Restricted Global Security in an equal principal amount be debited from another specified Agent Member's account and
            (B) a Regulation S Certificate, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Restricted Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to Clause (b)(vii) below, shall reduce the principal amount of the Restricted Global Security and increase the principal amount of the Regulation S Global Security by such specified principal amount as provided in Section 3.5(c).

                  (ii) Regulation S Global Security to Restricted Global
            Security. If the owner of a beneficial interest in the Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected only in accordance with this Clause (b)(ii) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Restricted Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Regulation S Global Security in an equal principal amount be debited from another specified Agent Member's account and
            (B) if such transfer is to occur during the Restricted Period, a Restricted Securities Certificate, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Regulation S Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar, shall reduce the principal amount of the Regulation S Global Security and increase the principal amount of the Restricted Global Security by such specified principal amount as provided in Section 3.5(c).

                  (iii) Restricted Non-Global Security to Restricted Global
            Security or Regulation S Global Security. If the Holder of a Restricted Security (other than a Global Security) wishes at any time to transfer all or any portion of such Restricted Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security or the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this Clause (b)(iii) and Clause
            (b)(vii) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) such Restricted Security as provided in Section 3.6(a) and instructions satisfactory to the Trustee directing that a beneficial interest in the Restricted Global Security or Regulation S Global

            Security in a specified principal amount not greater than the principal amount of such Security be credited to a specified Agent Member's account and (B) a Restricted Securities Certificate, if the specified account is to be credited with a beneficial interest in the Restricted Global Security, or a Regulation S Certificate, if the specified account is to be credited with a beneficial interest in the Regulation S Global Security, in either case satisfactory to the Trustee and duly executed by such Holder or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to Clause (b)(vii) below, shall cancel such Restricted Security (and issue a new Restricted Security in respect of any untransferred. portion thereof) as provided in Section 3.6(a) and increase the principal amount of the Restricted Global Security or the Regulation S Global Security, as the case may be, by the specified principal amount as provided in Section 3.5(c).

                  (iv) Regulation S Non-Global Security to Restricted Global
            Security or Regulation S Global Security. If the Holder of a Regulation S Security (other than a Global Security) wishes at any time to transfer all or any portion of such Regulation S Security to a Person who wishes to acquire the same in the form of a beneficial interest in the Restricted Global Security or the Regulation S Global Security, such transfer may be effected only in accordance with this Clause (b)(iv) and Clause (b)(vii) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) such Regulation S Security as provided in Section 3.6(a) and instructions satisfactory to the Trustee directing that a beneficial interest in the Restricted Global Security or Regulation S Global Security in a specified principal amount not greater than the principal amount of such Security be credited to a specified Agent Member's account and (B) if the transfer is to occur during the Restricted Period and the specified account is to be credited with a beneficial interest in the Restricted Global Security, a Restricted Securities Certificate satisfactory to the Trustee and duly executed by such Holder or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to Clause (b)(vii) below, shall cancel such Regulation S Security (and issue a new Regulation S Security in respect of any untransferred portion thereof) as provided in Section 3.6(a) and increase the principal amount of the Restricted Global Security or the Regulation S Global Security, as the case may be, by the specified principal amount as provided in Section 3.5(c).

                  (v) Non-Global Security to Non-Global Security. A Security
            that is not a Global Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Security that is not a Global Security as provided in Section 3.6(a), provided that, if the Security to be transferred in whole or in part is a Restricted Security, or is a Regulation S Security and the transfer is to occur during the Restricted Period, then the Trustee shall have received (A) a Restricted Securities Certificate, satisfactory to the Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Restricted Security, or (B) a Regulation S Certificate, satisfactory to the Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Regulation S Security (subject in every case to Section 3.6(c)).

                  (vi) Exchanges between Global Security and Non-Global
            Security. A beneficial interest in a Global Security may be exchanged for a Security that is not a Global Security as provided in Section 3.5, provided that, if such interest is a beneficial interest in the Restricted Global Security, or if such interest is a beneficial interest in the Regulation S Global Security and such exchange is to occur during the Restricted Period, then such interest shall be exchanged for a Restricted Security (subject in each case to Section 3.6(c)). A Security that is not a Global Security may be exchanged for a beneficial interest in a Global Security only if (A) such exchange occurs in connection with a transfer effected in accordance with Clause (b)(iii) or (iv) above or (B) such Security is a Regulation S Security and such exchange occurs after the Restricted Period.

                  (vii) Regulation S Global Security to be Held Through
            Euroclear or Cedel during Restricted Period. The Company shall use its best efforts to cause the Depositary to ensure that, until the expiration of the Restricted Period, beneficial interests in the Regulation S Global Security may be held only in or through accounts maintained at the Depositary by Euroclear or Cedel (or by Agent Members acting for the account thereof), and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account; provided that this Clause (b)(vii) shall not prohibit any transfer or exchange of such an interest in accordance with Clause
            (b)(ii) or (vi) above.

      (c) Securities Act Legends. Rule 144A Securities, Other Securities and their respective Successor Securities shall bear a Restricted Securities Legend, and the Regulation S Securities and their Successor Securities shall bear a Regulation S Legend, subject to the following:

                  (i) subject to the following Clauses of this Section 3.6(c), a
            Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Securities Act Legend borne by such Global Security while represented thereby;

                  (ii) subject to the following Clauses of this Section 3.6(c), a new Security which is not a Global Security and is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Security, provided that, if such new Security is required pursuant to Section 3.6(b)(v) or
            (vi) to be issued in the form of a Restricted Security, it shall bear a Restricted Securities Legend and, if such new Security is so required to be issued in the form of a Regulation S Security, it shall bear a Regulation S Legend;

                  (iii) Any Securities which are sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act (including the Shelf Registration Statement), together with their Successor Securities shall not bear a Securities Act Legend; the Company shall inform the Trustee in writing of the effective date of any such registration statement registering the Securities under the Securities Act and shall notify the Trustee at any time when prospectuses may not be delivered with respect to Securities to be sold pursuant to such registration statement. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned registration statement;

                  (iv) at any time after the Securities may be freely
            transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Securities Certificate, satisfactory to the Trustee and duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Security in exchange for or in lieu of such other Security as provided in this Article Three;

                  (v) a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Security as provided in this Article Three; and (vi) notwithstanding the foregoing provisions of this Section 3.6(c), a Successor Security of a Security that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article Three.

      SECTION 3.7.  Mutilated, Destroyed, Lost or Stolen Securities.
                    -----------------------------------------------

      If any mutilated Security is surrendered to the Trustee or to a Transfer Agent, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

      If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) such security or indemnity as may be satisfactory to the Company or the Trustee to save each of them and any agent of either of them harmless, then, in the absence of actual notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

      In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion, but subject to any conversion rights, may, instead of issuing a new Security, pay such Security.

      Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

      Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies of any Holder with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

      SECTION 3.8.  Payment of Interest; Interest Rights Preserved.
      -----------   ----------------------------------------------

      Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

      Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

            (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security, the date of the proposed payment and the Special Record Date, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. The Special Record Date for the payment of such Defaulted Interest shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at such Holder's address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

            (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

      Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

      Interest on any Security which is converted in accordance with Section
12.2 during a Record Date Period shall be payable in accordance with the provisions of Section 12.2.

      SECTION 3.9. Persons Deemed Owners.
      -----------  ---------------------

      Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.8) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

      SECTION 3.10.  Cancellation.
      ------------   ------------

      All Securities surrendered for payment, redemption, repurchase, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order.

      SECTION 3.11.  Computation of Interest.
      ------------   -----------------------

      Interest on the Securities (including any additional interest) shall be computed on the basis of a 360-day year of twelve 30-day months.

      SECTION 3.12. CUSIP and ISIN Numbers.
      ------------  ----------------------

      The Company in issuing Securities may use "CUSIP" and "ISIN" numbers (if then generally in use) in addition to serial numbers; if so, the Trustee shall use such "CUSIP" and "ISIN" numbers in addition to serial numbers in notices of redemption and repurchase as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such CUSIP and ISIN numbers either as printed on the Securities or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the serial or other identification numbers printed on the Securities, and any such redemption or repurchase shall not be affected by any defect in or omission of such CUSIP and ISIN numbers.

                                  ARTICLE FOUR.

                           SATISFACTION AND DISCHARGE

      SECTION 4.1. Satisfaction and Discharge of Indenture.
      -----------  ---------------------------------------

      This Indenture shall cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

            (1)   either

            (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.7 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

            (B)   all  such  Securities  not  theretofore   delivered  to  the
      Trustee for cancellation

                  (i)   have become due and payable, or

                  (ii) will become due and payable at their Stated Maturity within one year, or

            (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

      (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

      (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7, the obligations of the Trustee to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive,

      SECTION 4.2. Application of Trust Money.
      -----------  --------------------------

      Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

      All moneys deposited with the Trustee pursuant to Section 4.1 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.

                                  ARTICLE FIVE

                                    REMEDIES

      SECTION 5.1.  Events of Default.
      -----------   -----------------

      "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Thirteen or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (1) default in the payment of the principal of or premium, if any, on any Security at its Maturity; or

            (2) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

            (3) failure by the Company to give the Company Notice in accordance with Section 14.3. or

            (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in the performance or breach of which is specifically dealt with elsewhere in this Section), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

            (5) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company, or under any agreement, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company, with a principal amount then outstanding in excess of $5,000,000, whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay the principal of such indebtedness (in whole or in any part greater than $5,000,000) when due and payable or shall have resulted in such indebtedness (in whole or in any part greater than $5,000,000) becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in aggregate principal amount of the Outstanding Securities a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

            (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as property filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 onsecutive days; or

            (7) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or similar relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

      SECTION 5.2.  Acceleration of Maturity: Rescission and Annulment.
      -----------   --------------------------------------------------

      If an Event of Default (other than an Event of Default specified in Section 5.1(6) or 5.1(7) occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal and all accrued interest thereon shall become immediately due and payable. If an Event of Default specified in Section 5.1(6) or 5.1(7) occurs and is continuing, the principal of, and accrued interest on, all the Securities shall ipso facto become immediately due and payable without any declaration or other Act of the Holders or any act on the part of the Trustee.

      At any time after such declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

            (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                  (A)   all overdue interest on all Securities,

                  (B) the principal of and premium, if any, on any Securities which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate borne by the Securities,

                  (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate provided therefor in the Securities, and

                  (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

      and

            (2) all Events of Default, other than the nonpayment of the principal of, and any premium and interest on, Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13,

      No rescission or annulment referred to above shall affect any subsequent default or impair any right consequent thereon.

      SECTION 5.3. Collection of Indebtedness and Suits for Enforcement by
                   Trustee.
                   -------------------------------------------------------

            The Company covenants that if

            (1) default is made in the payment of any interest on any Security when it becomes due and payable and such default continues for a period of 30 days, or

            (2) default is made in the payment of the principal of or premium, if any, on any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest and interest on any overdue principal and premium, if any, and on any overdue interest, at the rate provided therefor in the Securities, and in addition thereto, such further amount as shall be. sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

      If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

      SECTION 5.4.  Trustee May File Proofs of Claim.
      -----------   --------------------------------

      In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

      No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding; provided, however, that the Trustee may, on behalf of such Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other such committee.

      SECTION 5.5.  Trustee May Enforce Claims Without Possession of Securities.
      -----------   ------------------------------------------------------------

      All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which judgment has been recovered.

      SECTION 5.6. Application of Money Collected.
      -----------  ------------------------------

      Subject to Article Thirteen, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

      FIRST: To the payment of all amounts due the Trustee under  Section 6.7;
and

      SECOND: To the payment of the amounts then due and unpaid for principal of, premium, if any, or interest on, the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, respectively.

      SECTION 5.7.  Limitation on Suits.
      -----------   -------------------

      No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

            (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

            (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

            (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

      SECTION 5.8. Unconditional Right of Holders to Receive Principal,
                   Premium and Interest and to Convert.
                   ----------------------------------------------------

      Notwithstanding any other provision in this Indenture, but subject to the provisions of Article Thirteen, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and (subject to Section 3.8) interest on such Security or payment on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repurchase, on the Redemption Date or Repurchase Date, as the case may be), and to convert such Security in accordance with Article Twelve, and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

      SECTION 5.9. Restoration of Rights and Remedies.
      -----------  -----------------------------------

      If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

      SECTION 5.10. Rights and Remedies Cumulative.
      ------------  ------------------------------

      Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.7, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      SECTION 5.11. Delay or Omission Not Waiver.
      ------------  ----------------------------

      No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

      SECTION 5.12. Control by Holders of Securities.
      ------------  --------------------------------

      The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

            (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

            (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

      SECTION 5.13. Waiver of Past Defaults.
      ------------  -----------------------

      The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

            (1) in the payment of the principal of, premium, if any, or interest on any Security, or

            (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

      Upon any such waiver, such default shall cease to exist, . and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

      SECTION 5.14.  Undertaking for Costs.
      ------------   ---------------------


      In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by its as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or any Holder, or group of Holders, holding in the aggregate at least 10% in principal amount of the Outstanding Securities or in any suit instituted by any Holder for the enforcement of principal of (and premium, if any) or interest on any Security on or after the respective maturities or Stated Maturities expressed in such Security or for the enforcement of the right to convert any Security in accordance with Article twelve.


      SECTION 5.15. Waiver of Stay, Usury or Extension Laws.
      ------------  ---------------------------------------

      The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, usury or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   THE TRUSTEE

      SECTION 6.1. Certain Duties and Responsibilities.
                   -----------------------------------

      The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no-provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

      SECTION 6.2.  Notice of Defaults.
      -----------   ------------------

      The Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 5.1(4), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

      SECTION 6.3. Certain Rights of Trustee.
      -----------  -------------------------

      Subject to the provisions of Section 6.1:

            (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

            (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

            (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

      SECTION 6.4. Not Responsible for Recitals or Issuance of Securities.
      -----------  ------------------------------------------------------

      The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

      SECTION 6.5. May Hold Securities.
      -----------  -------------------

      The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections
6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

      SECTION 6.6. Money Held in Trust.
      -----------  -------------------

      Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

      SECTION 6.7.  Compensation and Reimbursement.
      -----------   ------------------------------

      The Company agrees

            (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

            (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

      SECTION 6.8. Disqualification; Conflicting Interests.
      -----------  ---------------------------------------

      If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

      SECTION 6.9.  Corporate Trustee Required: Eligibility.
      -----------   ---------------------------------------

      There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

      SECTION 6.10. Resignation and Removal, Appointment of Successor.
      ------------  -------------------------------------------------

      (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

      (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

      (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

      (d)   If at any time:

            (1) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

            (2) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

            (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

      (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

      (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

      SECTION 6.11. Acceptance of Appointment by Successor.
      ------------  --------------------------------------

      Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

      No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

      SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business.
      ------------  ------------------------------------------------------------

      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee (including the trust created by this Indenture), shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

      SECTION 6.13.  Preferential Collection of Claims Against Company.
      ------------   -------------------------------------------------

      If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

      SECTION 6.14. Appointment of Authenticating Agent.
      ------------  -----------------------------------

      The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, partial conversion or partial redemption or pursuant to Section 3.7, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

      Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

      An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

      The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.7.

      If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

      This is one of the Securities described in the within-mentioned Indenture.

                               State Street Bank and Trust Company,
                                                                      As Trustee





                               By
                                 ---------------------------------------
                                                 As Authenticating Agent
                                                 -----------------------




                               By
                                 ---------------------------------------
                                                    Authorized Signatory
                                                    --------------------

                                  ARTICLE SEVEN

              HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

      SECTION 7.1. Company to Furnish Trustee Names and Addresses of Holders.
      -----------  ---------------------------------------------------------

            The Company will furnish or cause to be furnished to the Trustee

            (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

            (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

      SECTION 7.2. Preservation of Information; Communications to Holders.
      -----------  ------------------------------------------------------

      (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.1 upon receipt of a new list so furnished.

      (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

      (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

      SECTION 7.3.  Reports by Trustee.
      -----------   ------------------

      (a)___The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

      (b)___A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

      SECTION 7.4.  Reports by Company.
      -----------   ------------------

      The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to
Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

      SECTION 8.1.  Company May Consolidate, Etc., Only on Certain Terms.
      -----------   ----------------------------------------------------

      The Company shall not consolidate with or merge into any other Person or, directly or indirectly, convey, transfer, sell or lease all or substantially all of its properties and assets to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or, directly or indirectly, convey, transfer, sell or lease all or substantially all of its properties and assets to the Company, unless:

            (1) in case the Company shall consolidate with or merge into another Person or convey, transfer, sell or lease all or substantially all of its properties and assets to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or sale, or which leases, all or substantially all the properties and assets of the Company shall be a corporation, limited liability company, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Article Twelve;

            (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

            (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer, sale or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

      SECTION 8.2.  Successor Substituted.
      -----------   ---------------------

      Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer, sale or lease of all or substantially all of the properties and assets of the Company in accordance with
Section 8. 1, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer, sale or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

      SECTION 9.1. Supplemental Indentures Without Consent of Holders of Securities.
                     -----------------------------------------------------

      Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

            (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants and obligations of the Company herein and in the Securities as permitted by this Indenture; or

            (2) to add to the covenants of the Company for the benefit of the Holders of Securities, or to surrender any right or power herein conferred upon the Company; or

            (3)   to secure the Securities; or

            (4) to make provision with respect to the conversion rights of Holders of Securities pursuant to Section 12.11; or

            (5) to make any changes or modifications to this Indenture necessary in connection with the registration of any Registrable Securities under the Securities Act as contemplated by Section 10.11, provided such action pursuant to this clause (5) shall not adversely affect the interests of the Holders of Securities; or

            (6) to comply with the requirements of the Trust Indenture Act or the rules and regulations of the Commission thereunder in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by this Indenture or otherwise; or

            (7) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided that such action pursuant to this Clause (7) shall not adversely affect the interests of the Holders of Securities.

      SECTION 9.2. Supplemental Indentures with Consent of Holders of
Securities.

      With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent or affirmative vote of the Holder of each Outstanding Security affected thereby,

            (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security or reduce the principal amount or the rate of interest payable thereon or any premium payable upon redemption or mandatory repurchase thereof, or change the coin or currency in which any Security or the interest or any premium thereon or any other amount in respect thereof is payable, modify the provisions of Article Fourteen in a manner adverse to the Holders or impair the right to institute suit for the enforcement of any payment in respect of any Security on or after the Stated Maturity thereof (or, in the case of redemption or any repurchase, on or after the Redemption Date or Repurchase Date, as the case may be) or the right to convert any Security or, except as permitted by Section 12.11, adversely affect the right to convert any Security as provided in Article Twelve, or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders of Securities, or

            (2) reduce the percentage in principal amount of the Outstanding Securities the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

            (3) modify the obligation of the Company to maintain an office or agency in the Borough of Manhattan, The City of New York pursuant to
      Section 10.2, or

            (4)   modify any of the provisions of Section 10.9 or 10.10, or

            (5) modify any of the provisions of this Section or Section 5.13 or 10.12, except to increase any percentage contained herein or therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

      It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

      SECTION 9.3. Execution of Supplemental Indentures.
      -----------  ------------------------------------

      In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6. 1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

      SECTION 9.4. Effect of Supplemental Indentures.
      -----------  ---------------------------------

      Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

      SECTION 9.5. Conformity with Trust Indenture Act.
      -----------  -----------------------------------

      Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

      SECTION 9.6. Reference in Securities to Supplemental Indentures.
      -----------  --------------------------------------------------

      Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                   ARTICLE TEN

                                    COVENANTS

      SECTION 10.1. Payment of Principal, Premium and Interest.
      ------------  ------------------------------------------

      The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

      SECTION 10.2. Maintenance of Office or Agency.

      The Company will maintain in the Borough of Manhattan, The City of New York an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders. notices and demands.

      The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

      SECTION 10.3. Money for Security Payments to Be Held in Trust.
      ------------  -----------------------------------------------

      If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

      Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

      The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

      The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      Subject to any applicable abandoned property laws, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

      SECTION 10.4.  Statement by Officers as to Default,
      ------------   -----------------------------------

      The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

      The Company shall deliver to the Trustee, as soon as possible and in any event within 10 days after the Company becomes aware of the occurrence of an Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default, and the action which the Company proposes to take with respect thereto.

      SECTION 10.5.  Existence.
      ------------   ---------

      Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

      SECTION 10.6.  Maintenance of Properties.
      ------------   -------------------------

      The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company or any such Subsidiary from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

      SECTION 10.7. Payment of Taxes and Other Claims.
      ------------  ---------------------------------

      The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

      SECTION 10.8.  Registration and Listing.
      ------------   ------------------------

      The Company (i) will effect all registrations with, and obtain all approvals by, all governmental authorities that may be necessary under any United States Federal or state law (including the Securities Act, the Exchange Act and state securities and Blue Sky laws) for the shares of Common Stock issuable upon conversion of Securities to be lawfully issued and delivered as provided herein, and thereafter publicly traded (if permissible under the Securities Act) and qualified or listed as contemplated by clause (ii) (it being understood that the Company shall not be required to register the Securities or the Common Stock issuable on conversion thereof under the Securities Act, except pursuant to the Registration Rights Agreement referred to in Section 10.11); and
(ii) will qualify the shares of Common Stock required to be issued and delivered upon conversion of Securities, prior to such issuance or delivery, for quotation on the Nasdaq National Market or, if the Common Stock is not then quoted on the Nasdaq National Market, list the Common Stock on each national securities exchange on which outstanding Common Stock is listed or quoted at the time of such delivery. Nothing in this Section 10.8 will limit the application of Section 10.11.

      SECTION 10.9. Compliance with Rule 144A.
      ------------  -------------------------

      Until the third anniversary of the later of the last date of original issuance of the Securities and the last date on which any Security was acquired from an Affiliate of the Company, unless the Securities have become convertible into securities of another Person in accordance with Section 12.11, the Company will use its best efforts to be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act. At any time during such period when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will take all actions necessary to permit resales of the Securities and shares of Common Stock issued upon conversion thereof to be made pursuant to Rule 144A, including furnishing to any holder of such a security (or a beneficial interest therein), or to any prospective purchaser designated by such holder, upon the request of such holder, such financial and other information as may be required to be delivered under paragraph (d)(4) of Rule 44A to permit such resales.

      SECTION 10.10. Resale of Certain Securities.
      -------------  ----------------------------

      Until the third anniversary of the last date of original issuance of the Securities, the Company will not, and will use its reasonable best efforts not to permit any of its "affiliates" (as defined under Rule 144) to, resell (x) any Securities which constitute "restricted securities" under Rule 144 or (y) any Common Stock into which the Securities have been converted under this Indenture which constitute "restricted securities" under Rule 144, that in either case have been reacquired by any of them.

      SECTION 10.11.  Registration Rights.
      -------------   -------------------

      The Company agrees that the Holders (and any Person that has a beneficial interest in a Security) from time to time of Registrable Securities are entitled to the benefits of a Registration Rights Agreement, dated as of October 15, 1996 and as the same may be amended from time to time (the "Registration Rights Agreement"), executed by the Company. Pursuant to the Registration Rights Agreement, the Company has agreed for the benefit of the Holders from time to time of Registrable Securities, at the Company's expense, (i) to file within 90 days after the first date of original issuance of the Securities, a Shelf Registration Statement with the Commission with respect to resales of the Registrable Securities, (ii) to use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission as promptly as practicable but within the 180 days after such date, and (iii) to use its reasonable best efforts to maintain such Shelf Registration Statement continuously effective under the Securities Act during the Effectiveness Period. Notwithstanding the foregoing, the Company is entitled to suspend the use of the prospectus that is part of the Shelf Registration Statement for resales of Registrable Securities during certain periods as provided in the Registration Rights Agreement.

      If (i) on or prior to 90 days following the first date of original issuance of the Securities, a Shelf Registration Statement has not been filed with the Commission, or (ii) on or prior to the 180th day following the first date of original issuance of the Securities, such Shelf Registration Statement is not declared effective (each, a "Registration Default"), additional interest will accrue on the principal amount of this Security from and including the day following the first day on which such Registration Default occurs to but excluding the first day on which such Registration Default has been cured. In addition, in the event that the Shelf Registration Statement becomes effective and thereafter either (x) the Shelf Registration Statement ceases to be effective during the Effectiveness Period or (y) use of the prospectus that is part of the Shelf Registration Statement for resales of Registrable Securities is suspended or prohibited (whether as permitted by the Registration Rights Agreement or otherwise), and the total number of days (whether or not consecutive) in which any such cessation, suspension or prohibition is in effect equals or exceeds 61 during any 12-month period (each, a "Post Effective Registration Default"), then additional interest will accrue on the principal amount of the Securities from and including such 61st day to but excluding the first day thereafter on which the Shelf Registration Statement is effective and such use of the prospectus is not suspended or prohibited (provided that any day on which any such cessation, suspension or prohibition is in effect and that occurs prior to such first day shall, if within the applicable 12-month period, be taken into account in determining whether additional interest shall begin to accrue again after such first day). Such additional interest will be paid semi-annually in arrears, with the first semi-annual payment due on the first Interest Payment Date in respect of the Securities following the date on which such additional interest begins to accrue. Upon any Registration Default, additional interest will accrue until such Registration Default is cured as provided above at a rate per annum equal to one-quarter of one percent (0.25%) (in addition to the interest rate of 6% per annum borne by this Security) to and including the 90th day following such Registration Default and at a rate per annum equal to one-half of one percent (0.50%) (in addition to such rate of 6% per annum) from and including the 91st day following such Registration Default until such Registration Default is cured as provided above. Upon any Post-Effective Registration Default, additional interest shall accrue until cured at a rate per annum equal to one-half of one percent (0.50%) (in addition to such rate of 6% per annum).

      Whenever in this Indenture there is mentioned, in any context, interest on, or in respect of, any Security, such mention shall be deemed to include mention of additional interest provided for in this Section to the extent that, in such context, additional interest is, was or would be accrued or payable in respect thereof pursuant to the provisions of this Section and express mention of additional interest in any provisions hereof shall not be construed as excluding additional interest in those provisions hereof where such express mention is not made.

      SECTION 10.12. Waiver of Certain Covenants.
      -------------  ---------------------------

      The Company may omit in any particular instance to comply with any covenant or conditions set forth in Sections 10.5 to 10.7, inclusive, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

      SECTION 11.1.  Right of Redemption.
      ------------   -------------------

      The Securities may be redeemed at the election of the Company, as a whole or from time to time in part, at any time on or after October 15, 1999, at the Redemption Prices specified in the form of Security hereinbefore set forth.

      SECTION 11.2.  Applicability of Article.
      ------------   ------------------------

      Redemption of Securities at the election of the Company, as permitted by any provision of this Indenture, shall be made in accordance with such provision and this Article.

      SECTION 11.3. Election to Redeem, Notice to Trustee.
      ------------  -------------------------------------

      The election of the Company to redeem any Securities pursuant to Section
11.1 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.

      SECTION 11.4. Selection by Trustee of Securities to Be Redeemed.
      ------------  -------------------------------------------------

      If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $ 1,000 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $1,000.

      If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

      The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

      For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

      SECTION 11.5.  Notice of Redemption.
      ------------   --------------------

      Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

            All notices of redemption shall state:

            (1)   the Redemption Date,

            (2)   the Redemption Price,

            (3) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

            (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date,

            (5) the Conversion Rate, the date on which the right to convert the Securities to be redeemed will terminate and the place or places where such Securities may be surrendered for conversion,

            (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

      Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

      SECTION 11.6. Deposit of Redemption Price.
      ------------  ---------------------------

      Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

      If any Security called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 3.8) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

      SECTION 11.7. Securities Payable on Redemption Date.
      ------------  -------------------------------------

      Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.8.

      If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

      SECTION 11.8. Securities Redeemed in Part.
      ------------  ---------------------------

      Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to
Section 10.2 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE

                            CONVERSION OF SECURITIES

      SECTION 12.1. Conversion Privilege and Conversion Rate.
      ------------  ----------------------------------------

      Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Security or any portion which is $1,000 or an integral multiple thereof may be converted into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock of the Company at the Conversion Rate, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall expire at the close of business on October 15, 2003, subject, in the case of conversion of any Global Security, to any Applicable Procedures. In case a Security or portion thereof is called for redemption at the election of the Company or the Holder thereof exercises his right to require the Company to repurchase the Security, such conversion right in respect of the Security, or portion thereof, so called or repurchasable, shall expire at the close of business on the Redemption Date or the Repurchase Date, as the case may be, unless the Company defaults in making the payment due upon redemption or repurchase, as the case may be (in each case subject as aforesaid to any Applicable Procedures with respect to any Global Security).

      The rate at which shares of Common Stock shall be delivered upon conversion (herein called the "Conversion Rate") shall be initially 75.2941 shares of Common Stock for each $1,000 principal amount of Securities. The Conversion Rate shall be adjusted in certain instances as provided in this Article Twelve.

      SECTION 12.2. Exercise of Conversion Privilege.
      ------------  --------------------------------

      In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security, duly endorsed or assigned to the Company or in blank, at any office or agency of the Company maintained for that purpose pursuant to Section 10.2, accompanied by a duly signed conversion notice substantially in the form provided in Section 2.4 stating that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Each Security surrendered for conversion (in whole or in part) during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of any Security or portion thereof which has been called for redemption on a Redemption Date, or is repurchasable on a Repurchase Date, occurring, in either case, within such period) be accompanied by payment in New York Clearing House (next day) funds (or other funds acceptable to the Company) of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Security (or portion thereof, as the case may be) being surrendered for conversion. The interest so payable on any Interest Payment Date with respect to any Security (or portion thereof, if applicable) which has been called for redemption on a Redemption Date, or is repurchasable on a Repurchase Date, occurring, in either case, during the period from the close of business on the Regular Record Date next preceding such Interest Payment Date to the opening of business on such Interest Payment Date, which Security (or portion thereof, if applicable) so called for redemption or repurchasable is surrendered for conversion (in whole or in part) during such period, shall be paid upon such conversion to the Holder of such Security as of the conversion date in an amount equal to the interest that would have been payable on the principal amount of such Security so called for redemption or repurchasable and being converted if such principal amount had been converted as of the close of business on such Interest Payment Date. The interest so payable on any Interest Payment Date in respect of any Security (or portion thereof, as the case may be) which has not been called for redemption on a Redemption Date, or is not repurchasable on a Repurchase Date, occurring, in either case, during the period from the close of business on the Regular Record Date next preceding such Interest Payment Date to the opening of business on such Interest Payment Date, which Security (or portion thereof, as the case may be) not so called for redemption or repurchasable is surrendered for conversion (in whole or in part) during such period, shall be paid to the Holder of such Security as of such Regular Record Date. Interest payable on any Interest Payment Date in respect of any Security surrendered for conversion on or after such Interest Payment Date shall be paid to the Holder of such Security as of the Regular Record Date next preceding such Interest Payment Date, notwithstanding the exercise of the right of conversion. Except as provided in this paragraph, no cash payment or adjustment shall be made upon any conversion on account of any interest accrued from the Interest Payment Date next preceding the conversion date, in respect of any Security (or part thereof, as the case may be) surrendered for conversion, or on account of any dividends on the Common Stock issued upon conversion.

      Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and deliver to the Trustee, for delivery to the Holder, a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 12.3.

      All shares of Common Stock delivered upon such conversion of Restricted Securities shall rank pari passu with other shares of Common Stock of the Company and shall bear restrictive legends substantially in the form of the legends required to be set forth on the Restricted Securities pursuant to
Section 3.6 and shall be subject to the restrictions on transfer provided in such legends.

      In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in an aggregate principal amount equal to the unconverted portion of the principal amount of such Security.

      If shares of Common Stock to be issued upon conversion of a Restricted Security, or Securities to be issued upon conversion of a Restricted Security in part only, are to be registered in a name other than that of the beneficial owner of such Restricted Security, then there must be delivered to the conversion agent a Surrender Certificate, dated the date of surrender of such Restricted Security and signed by or on behalf of such beneficial owner, as to compliance with the restrictions on transfer applicable to such Restricted Security. Neither the Trustee nor any conversion agent, registrar or transfer agent shall be required to register in a name other than that of the beneficial owner, shares of Common Stock or Securities issued upon conversion of any such Restricted Security not so accompanied by a properly completed Surrender Certificate.

      SECTION 12.3.  Fractions of Shares.
      ------------   -------------------

      No fractional shares of Common Stock shall be issued upon conversion of any Security or Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Company shall calculate and pay a cash adjustment in respect of such fraction (calculated to the nearest 1/100th of a share) in an amount equal to the same fraction of the Closing Price at the close of business on the day of conversion (or, if such day is not a Trading Day, on the Trading Day immediately preceding such day), alternatively, the Company shall round up to the next higher whole share.

      SECTION 12.4. Adjustment of Conversion Rate.
      ------------  -----------------------------

      The Conversion Rate shall be subject to adjustments from time to time as follows:

      (1) In case the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company payable in shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

      (2) Subject to the last sentence of paragraph (7) of this Section, in case the Company shall issue rights, options or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (8) of this Section 12.4) of the Common Stock on the date fixed for the determination of shareholders entitled to receive such rights, options or warrants, the Conversion Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not issue any rights, options or warrants in respect of shares of Common Stock held in the treasury of the Company.

      (3) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

      (4) Subject to the last sentence of this paragraph (4), the last sentence of paragraph (7) of this Section and the provisions of Section 12.12, in case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class of capital stock, or other property (including securities, but excluding (i) any rights, options or warrants referred to in paragraph (2) of this Section, (ii) any dividend or distribution paid exclusively in cash, (iii) any dividend or distribution referred to in paragraph (1) of this Section and (iv) any merger or consolidation to which Section 12.11 applies), the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (8) of this Section 12.4) of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) of the portion of the assets, shares or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such distribution. If the Board of Directors determines the fair market value of any distribution for purposes of this paragraph (4) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the current market price per share pursuant to paragraph (8) of this Section. In lieu of making the foregoing adjustment, in the event that the Company shall distribute rights or warrants relating to securities of the Company (other than those referred to in paragraph (2) of this Section) ("Rights") pro rata to holders of Common Stock, the Company shall make proper provision so that each Holder of a Security who converts such Security (or any portion thereof) after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion (the "Conversion Shares"), a number of Rights to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of a number of shares of Common Stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the Rights; and
(ii) if such conversion occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares of Common Stock into which the principal amount of the Security so converted was convertible immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights.

      (5) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed upon a merger or consolidation to which Section 12.11 applies or as part of a distribution referred to in paragraph (4) of this Section) in an aggregate amount (the "cash amount") that, combined together with (a) the aggregate amount of any other distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (5) has been made and (b) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of any non-cash consideration payable in respect of any tender offer by the Company or any Subsidiary for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to paragraph
(6) of this Section 12.4 has been made (such cash amount and amounts in (a) and (b) combined, the "combined cash and tender amount") exceeds 12.5 % of the product of the current market price per share (determined as provided in paragraph (8) of this Section 12.4) of the Common Stock on the date for the determination of holders of shares of Common Stock entitled to receive such distribution times the number of shares of Common Stock outstanding on such date (the "aggregate current market price"), then, and in each such case, immediately after the close of business on such date for determination, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on the date fixed for determination of the shareholders entitled to receive such distribution by a fraction (i) the numerator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the date fixed for such determination less an amount equal to the quotient of (x) the excess of such combined cash and tender amount over 12.5% of such aggregate current market price divided by (y) the number of shares of Common Stock outstanding on such date for determination and
(ii) the denominator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section 12.4) of the Common Stock on such date for determination.

      (6) In case a tender offer made by the Company or any Subsidiary for all or any portion of the Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall require the payment to shareholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration (the "consideration amount") having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that combined together with (a) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such tender offer, of any non-cash consideration paid in respect of any other tender offer by the Company or any Subsidiary for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this paragraph (6) has been made and (b) the aggregate amount of any distributions to all holders of the Company's Common Stock made exclusively in cash within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to paragraph (5) of this Section has been made (such consideration amount and amounts in (a) and (b) combined, the "combined tender and cash amount") exceeds 12.5% of the product of the current market price per share of the Common Stock (determined as provided in paragraph
(8) of this Section 12.4) as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) as of the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate immediately prior to close of business on the date of the Expiration Time by a fraction (i) the numerator of which shall be equal to (A) the product of (I) the current market price per share of the Common Stock (determined as provided in paragraph (8) of this Section 12.4) on the date of the Expiration Time multiplied by (11) the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time less (B) the combined tender and cash amount, and (ii) the denominator of which shall be equal to the product of (A) the current market price per share of the Common Stock (determined as provided in paragraph (8) of this Section 12.41) as of the Expiration Time multiplied by (B) the number of shares of Common Stock outstanding (including any tendered shares) as of the Expiration Time less the number of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the "Purchased Shares").

      (7) The reclassification of Common Stock into securities other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 12.11 applies) shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of shareholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraph (4) of this Section), and (b) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (3) of this Section 12.4). Rights or warrants issued by the Company to all holders of its Common Stock entitling the holders thereof to subscribe for or purchase shares of Common Stock, which rights or warrants (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and
(iii) are also issued in respect of future issuances of Common Stock, in each case in clauses (i) through (iii) until the occurrence of a specified event or events ("Trigger Event"), shall for purposes of this Section 12.4 not be deemed issued until the occurrence of the earliest Trigger Event.

      (8)   For the purpose of any computation under paragraphs (2), (4), (5) or
(6) of this Section 12.4, the current market price per share of Common Stock on any date shall be calculated by the Company and be deemed to be the average of the daily Closing Prices for the five consecutive Trading Days selected by the Company commencing not more than 10 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. For purposes of this paragraph, the term "ex date", when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way in the applicable securities market or on the applicable securities exchange without the right to receive such issuance or distribution.

      (9) No adjustment in the Conversion Rate shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph
(9)) would require an increase or decrease of at least one percent in such rate; provided, however, that any adjustments which by reason of this paragraph (9) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

      (10) The Company may make such increases in the Conversion Rate, for the remaining term of the Securities or any shorter term, in addition to those required by paragraphs (1), (2), (3), (4), (5) and (6) of this Section 12.4, as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes. The Company shall have the power to resolve any ambiguity or correct any error in the application of this paragraph (10) and its actions in so doing shall, absent manifest error, be final and conclusive.

      (11) The Company from time to time at its option may increase the Conversion Rate by any amount for any period of at least 20 calendar days if the Board of Directors has made a determination that such increase would be in the best interests of the Company, which determination shall be conclusive and evidenced by a Board Resolution. To exercise this option the Company shall provide a notice to the Trustee and the Holders in accordance with Sections 1.5 and 1.6 at least 15 calendar days prior to the first day of the period during which the Conversion Rate will be adjusted stating that the Conversion Rate will be adjusted pursuant to this provision, the period during which the adjusted Conversion Rate will be in effect and the adjusted Conversion Rate.

      SECTION 12.5. Notice of Adjustments of Conversion Rate.
      ------------  ----------------------------------------

      Whenever the Conversion Rate is adjusted as provided in Section 12.4 or in
Section 12.12:

            (1) the Company shall compute the adjusted Conversion Rate in accordance with Section 12.4 and shall prepare a certificate signed by the chief financial officer or the treasurer of the Company setting forth the adjusted Conversion Rate and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall promptly be filed with the Trustee and at each office or agency maintained for the. purpose of conversion of Securities pursuant to Section 10.2; and

            (2) a notice stating that the Conversion Rate has been adjusted and setting forth the adjusted Conversion Rate shall forthwith be prepared, and as soon as practicable after it is prepared, such notice shall be provided by the Company to the Trustee and to all Holders in accordance with Sections 1.5 and 1.6. Unless and until the Trustee receives such notice, it need not inquire into whether any adjustment of the Conversion Rate is required and may assume that no such adjustment has been, or is required to be, made.

      SECTION 12.6. Notice of Certain Corporate Action.
      ------------  ----------------------------------

            In case:

            (a) the Company shall declare a dividend (or any other distribution) on its Common Stock payable (i) otherwise than exclusively in cash or

                  (ii) exclusively in cash in an amount that would require any adjustment pursuant to Section 12.4; or

            (b) the Company shall authorize the granting to the holders of its Common Stock of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

            (c) of any reclassification of the Common Stock of the Company, or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance, sale, transfer or lease of all or substantially all of the assets of the Company; or

            (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

            (e) the Company or any Subsidiary shall commence a tender offer for all or a portion of the Company's outstanding shares of Common Stock (or shall amend any such tender offer);

then the Company shall cause to be filed with the Trustee and at each office or agency maintained for the purpose of conversion of Securities pursuant to
Section 10.2, and shall cause to be provided to all Holders in accordance with
Section 1.6, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record, expiration or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, (y) the date on which the right to make tenders under such tender offer expires or (z) the date on which such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up. Neither the failure to give such notice or the notice referred to in the following paragraph nor any defect therein shall affect the legality or validity of the proceedings described in clauses (a) through (e) of this Section 12.6.

      The preceding paragraph to the contrary notwithstanding, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.2, and shall cause to be provided to all Holders in accordance with Section 1.6, notice of any tender offer by the Company or any Subsidiary for all or any portion of the Common Stock at or about the time that such notice of tender offer is provided to the public generally.

      SECTION 12.7. Company to Reserve Common Stock.
      ------------  -------------------------------

      The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock then issuable upon the conversion of all Outstanding Securities.

      SECTION 12.8.  Taxes on Conversions.
      ------------   --------------------

      Except as provided in the next sentence, the Company will pay any and all taxes and duties that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

      SECTION 12.9. Covenant as to Common Stock.
      ------------  ---------------------------

      The Company agrees that all shares of Common Stock which may be delivered upon conversion of Securities, upon such delivery, will have been duly authorized and validly issued and will be fully paid and nonassessable Stock) and, except as provided in Section 12.8, the Company will pay all taxes, liens and charges with respect to the issue thereof.

      SECTION 12.10. Cancellation of Converted Securities.
      -------------  ------------------------------------

      All Securities delivered for conversion shall be delivered to the Trustee or the Paying Agent or its agent to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 3.10.

      SECTION 12.11. Provision in Case of Consolidation,
                     Merger or Sale of Assets.
                     -----------------------------------

      In case of any consolidation of the Company with any other Person, any merger of the Company into another Person or of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any conveyance, sale, transfer or lease of all or substantially all of the properties and assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such properties and assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then Outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in
Section 12.1, to convert such Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease (including any Common Stock retainable) by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger, conveyance, sale, transfer or lease, (a) assuming such holder of Common Stock of the Company (i) is not a Person with which the Company consolidated, into which the Company merged or which merged into the Company or to which such conveyance, sale, transfer or lease was made, as the case may be (a "Constituent Person"), or an Affiliate of a Constituent Person and (h) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer, or lease is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, conveyance, sale, transfer or lease by others than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-electing Share"), then for the purpose of this Section 12.11 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease by the holders of each Nonelecting Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares), and (b) further assuming that, if such consolidation, merger, conveyance, transfer, sale or lease occurs before the first date on which Securities may be converted as provided herein, such Security was convertible immediately prior to the time of such occurrence at the initial Conversion Rate as adjusted from the first original issue date of the Securities to such time as provided herein. Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section 12.11 shall similarly apply to successive consolidations, mergers, conveyances, sales, transfers or leases. Notice of the execution of such a supplemental indenture shall be given by the Company to the Holder of each Security as provided in Section 1.6 promptly upon such execution. In this paragraph, "securities of the kind receivable" upon such consolidation, merger, conveyance, transfer, sale or lease by a holder of Common Stock means securities that, among other things, are registered and transferable under the Securities Act, and listed and approved for quotation in all securities markets, in each case to the same extent as such securities so receivable by a holder of Common Stock.

      SECTION 12.12. Optional Provision in Case of a Distribution of
                     Certain Shares.
                     -----------------------------------------------

      (1) In the event that the Company decides to distribute to all holders of the Common Stock common stock ("Other Stock") of another corporation ("Other Corporation") and actually makes such distribution, then in lieu of making the adjustment to the Conversion Rate required by this Indenture in respect of such distribution, the Company, at its option if the requirements set forth in this Section are satisfied, may place in escrow for the benefit of the Holders a number of shares of Other Stock equal to the aggregate number of shares of Other Stock that would be distributed to all Holders as of the record date for such distribution in respect of the shares of Common Stock issuable on conversion of their Securities, had such Securities been converted on such record date at the Conversion Rate then in effect (without such adjustment). In the event the Company exercises this option, upon all conversions of Securities from time to time after the close of business on such record date, Holders will receive their respective pro rata portions of the Other Stock held in escrow in addition to Common Stock. (Any Holder converting a Security after the close of business on such record date and before the open of business on the distribution date will receive on conversion a due bill for the relevant number of shares of Other Stock, which will be distributed to such Holder on the distribution date.) Upon any such conversion, a Holder's pro rata portion will equal the principal amount of Securities being converted divided by the aggregate principal amount of all Securities Outstanding on the record date for such distribution.

      (2) The Company may exercise the option described in paragraph (1) of this Section only if: (i) the aggregate number of shares of Other Stock so placed in escrow does not exceed 33-1/3% of the aggregate number of all publicly traded shares of Other Stock and (ii) the total market capitalization of the Other Corporation is at least $50 million. Compliance with the requirements set forth in clauses (i) and (ii) of this paragraph (2) will be determined as of the date on which the distribution of Other Stock to the holders of Common Stock is completed, provided that if, on the record date for such distribution, shares of Other Stock are already publicly traded, then compliance with such requirements will be determined as of such record date. If such requirements are to be satisfied as of the distribution date but are not, the Company will adjust the Conversion Rate in respect of such distribution as required by the Indenture, retroactively to the open of business on the first day after such record date (and any Holder that receives a due bill upon conversion after the close of business on such record date but before the open of business on the distribution date will receive Common Stock pursuant to such adjustment, rather than Other Stock).

For the purposes of this Section 12.12, shares of Other Stock will be deemed to be "publicly traded" if such shares are not held by an Affiliate of the Other Corporation (other than the Company), may be freely traded by the holders (other than the Company) without registration under the Securities Act, are of a class of securities registered under Section 12(b) or (g) of the Exchange Act and are either approved for trading in the Nasdaq National Market or listed on the New York Stock Exchange or the American Stock Exchange. For the purposes of this
Section 12.12, the 'total market capitalization" of the Other Corporation for these purposes will be the product of the reported last bid price per share of Other Stock in the principal securities market in which such stock is approved for trading or in which it is listed on the applicable date specified in the second sentence of this paragraph (2) times the aggregate number of shares of Other Stock (other than shares held by any Affiliate of the Other Corporation other than the Company) outstanding on such applicable compliance date. In the event that the aggregate number of shares of Other Stock to be escrowed for the benefit of the Holders pursuant to this Section 12.12 would exceed the 331/3% requirement set forth in clause (i) of this paragraph, the Company may still exercise its option to escrow shares of Other Stock pursuant to paragraph (1) of this Section if (a) the number of shares escrowed equal 33-1/3% of the aggregate number of publicly traded shares of Other Stock on such applicable compliance date and (b) the Conversion Rate is adjusted as required by this Indenture as if the aggregate number of shares of Other Stock distributed to holders of Common Stock in such distribution consisted only of the remaining number of shares that would have been escrowed pursuant to this paragraph but for the limitation in clause (i) of this paragraph, to the extent so distributed. (In such a case, any due bill received by a Holder as provided in paragraph (1) of this Section will be deemed to represent the right to receive on the distribution date the Other Stock deliverable on such conversion pursuant to this paragraph (2), which shall be delivered to such Holder on the distribution date.)

      (3)   If the Company exercises its option pursuant to paragraphs (1) and
(2) of this Section, it will make appropriate adjustment in the number of shares of Other Stock deliverable upon conversion of Securities in light of any event occurring with respect to Other Stock after the close of business on the record date for the distribution of Other Stock, in each case in the manner provided for in this Article Twelve as if this Article Twelve applied with respect to Other Stock rather than Common Stock, to the greatest extent possible, subject to the following sentence. If, as a result of any such adjustment provided for in the preceding sentence, the Company would be required to deliver on conversion immediately thereafter of all Securities then Outstanding a larger number of shares of Other Stock than the number then held in escrow (together with any shares to be received in respect of those in escrow as a result of the event giving rise to such adjustment), the Company will, in lieu of making such adjustment and to the extent necessary, provide for an amount of cash equal to the fair market value of such adjustment (to the extent not made) to be delivered upon conversion of any Security that occurs after such adjustment would otherwise have become effective, in addition to any shares of Other Stock otherwise deliverable. In addition, in the event that any Other Stock (or any securities deliverable in addition to or in lieu of Other Stock pursuant to the application of Section 12.11 to the Other Stock) held in escrow pursuant to this
Section 12.12 at any time (x) ceases to be a class registered under Section 12(b) or (g) of the Exchange Act, (y) ceases to be either approved for trading in the Nasdaq National Market or listed on the New York Stock Exchange or the American Stock Exchange or (z) would not be freely tradeable under the Securities Act when delivered upon conversion of Securities to a Holder that is not an Affiliate of the Other Corporation, the Company will provide for cash to be delivered upon subsequent conversions of Securities in lieu of such Other Stock, in each case in an amount equal to the fair market value of the relevant portion of such Other Stock immediately prior to such event, in the case of (x) or (y), or immediately prior to such conversion, in the case of (z). Any additional shares of Other Stock required to be delivered on conversion of Securities, and any cash required to be delivered in lieu of Other Stock, pursuant to this Section 12.12 will be placed in escrow for the benefit of the Holders of the Securities entitled to receive the same as provided herein (with any interest earned on such cash being for the account of the Company).

      (4) Notwithstanding the foregoing, the Company may, in lieu of placing any cash in escrow as provided in paragraph (3) of this Section, elect to adjust the Conversion Rate so that, upon any subsequent conversion, a Holder of Securities would receive an incremental number of shares of Common Stock equal to the fair market value of the portion of such cash that it would have received absent such adjustment. All determinations regarding adjustments in the number of shares of Other Stock, the substitution of cash for Other Stock and any adjustment in the Conversion Rate in lieu of the substitution of cash pursuant to this Section 12.12 are to be made by the Board of Directors in good faith and in a manner consistent with this Indenture, and any such determination by the Board of Directors, if set forth in a Board Resolution, will be conclusive. The Company will give the Trustee and the Holders notice of such adjustment and substitution in a manner comparable, as nearly as possible, to that required for notices relating to Conversion Rate adjustments pursuant to Section 12.6. The rights of the Holders and the obligations of the Company with respect to the conversion of any Security that exist pursuant to this Indenture or any Security at any time shall include the rights of the Holders, and the obligations of the Company, if any, respectively, that exist pursuant to this Section 12.12 at such time, notwithstanding any omission herein or in the Securities of express reference to this Section 12.12.

      (5)   (a) In order to exercise the optional provisions contained in this
Section 12.12, the Company shall, in the notice required to be delivered to the Trustee and the Holders pursuant to Section 12.6:

                  (i) describe the distribution to be made to the holders of Common Stock and the record and distribution dates therefor;

                  (ii) state that the Company irrevocably elects to exercise its option under Section 12.12 subject to compliance with the requirements of this Section, and the applicable date on which such compliance will be determined;

                  (iii) describe the Other Stock to be held in escrow if this option is exercised and state that the aggregate amount thereof and the amount attributable to each $1,000 in principal amount of Securities will be determined as of the record date for the distribution;

                  (iv) state that any Holder that converts his Security after the close of business on the record date and before the open of business on the distribution date for such distribution will receive on such conversion a due bill for the relevant number of shares of Other Stock deliverable on conversion, which shares shall be delivered on the distribution date (unless compliance with the requirements referred to above is not satisfied, in which case such Holder will receive the relevant amount of Common Stock), and

                  (v) state that, on or as soon as possible after the
            distribution date, the Company will give the Holders further notice as to the matters described in clause (c) of this paragraph (5) below.

      In addition, on or as soon as practicable after the distribution date for the relevant distribution, in lieu of or, if applicable, in addition to the requirements of Section 12.5, the Company:

      (b)   if the requirements referred to in clauses (2) and (5)(a) of this
Section 12.12 have been complied with, shall prepare an Officers' Certificate, one of the signatories of which shall be the chief financial officer or the treasurer of the Company, setting forth the terms of the distribution and the provision of Other Stock made for the benefit of the Holders showing in reasonable detail the facts upon which such provision is based and stating that all conditions precedent to the exercise of the option contained in this Section
12.12 have been complied with, and such certificate shall promptly be filed with the Trustee and at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.2; and (c) shall prepare and deliver to the Trustee and all Holders in accordance with Sections 1.5 and 1.6 a notice stating (x) whether the distribution of Other Stock has been made and the requirements referred to in clauses (2) and (5)(a) above have been complied with and (y) if so, setting forth the amount of Other Stock escrowed for the benefit of the Holders and the pro rata portion thereof attributable to each $1,000 principal amount of Notes or, if not, stating that the Conversion Rate has been adjusted as required under this Section 12.12 and providing the information in respect of such adjustment required by Section 12.6 (and describing the resulting effect on any due bill referred to in clause 5(a)(iv) above).

      (6) The Company shall be deemed to have satisfied the escrow requirements of this Section 12.12 only if it establishes such escrow with the Trustee or another institution qualified to serve as Trustee hereunder, as escrow agent, pursuant to a written, commercially reasonable escrow agreement and maintains such escrow until all Other Stock and/or cash required to be placed in such escrow are delivered upon conversion of all Outstanding Securities or the 30th day after the right to convert a Security hereunder expires. The Company and the Trustee shall make reasonable arrangement for timely delivery of Other Stock and/or cash held in such escrow to Holders upon conversion of their Securities. All Other Stock and cash required to be held in such escrow shall be held such that, upon delivery thereof to a Holder converting a Security, such Holder shall receive such property free and clear of all liens, claims and other encumbrances.

                                ARTICLE THIRTEEN

                           SUBORDINATION OF SECURITIES

      SECTION 13.1. Securities Subordinate to Senior Debt.
      ------------  -------------------------------------

      The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to the provisions of Article Four), the indebtedness represented by the Securities and the payment of the principal of (and premium, if any) and interest on each and all of the Securities and any payment of the Repurchase Price (other than by delivery of shares of Common Stock) are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Debt.

      SECTION 13.2.  Payment Over of Proceeds Upon Dissolution, Etc.
      ------------   ----------------------------------------------

      In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event the holders of Senior Debt shall be entitled to receive payment in Ml of all amounts due or to become due on or in respect of all Senior Debt before the Holders of the Securities are entitled to receive any payment on account of principal of (or premium, if any) or interest on the Securities or on account of the purchase, redemption or other acquisition of Securities, and to that end the holders of Senior Debt shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Securities in any such case, proceeding, dissolution, liquidation or other winding up or event.

      In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, securities or other property, before all Senior Debt is paid in full, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all Senior Debt in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

      For purposes of this Article only, the words 'cash, securities or other property" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which shares of stock are subordinated in right of payment to all then outstanding Senior Debt to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.

      SECTION  13.3.  Prior Payment to Senior Debt Upon
                      Acceleration of Securities.
                      ----------------------------------

      In the event that any Securities are declared due and payable before their Stated Maturity pursuant to Section 5.2, then and in such event the holders of the Senior Debt outstanding at the time such Securities so become due and payable shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Debt before the Holders of the Securities are entitled to receive any payment by the Company on account of the principal of (or premium, if any) or interest on the Securities or on account of the purchase or other acquisition of Securities.

      In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

      The provisions of this Section shall not apply to any payment with respect to which Section 13.2 would be applicable.

      SECTION 13.4.  No Payment When Senior Debt in Default.
      ------------   --------------------------------------

      (a) (i) In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Debt beyond any applicable grace period with respect thereto or (ii) in the event that any other event of default with respect to any Senior Debt shall have occurred and be continuing which would then permit the holders of such Senior Debt (or a trustee on behalf of the holders thereof) to declare such Senior Debt due and payable prior to the date on which it would otherwise have become due and payable, unless and until, in the case of this clause (ii), such event of default shall have been cured or waived or shall have ceased to exist after written notice of such event of default to the Company and the Trustee by any holder of such Senior Debt (or a trustee on behalf of the holders thereof), or
(b) in the event any judicial proceeding shall be pending with respect to any such default in payment or event of default, then no payment shall be made by the Company on account of principal of (or premium, if any) or interest on the Securities or on account of the purchase, redemption or other acquisition of Securities.

      In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company, in the case of the Trustee, or the Trustee, in the case of such Holder.

      The provisions of this Section shall not apply to any payment with respect to which Section 13.2 would be applicable.

      SECTION 13.5.  Payment Permitted If No Default.
      ------------   -------------------------------

      Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 13.2 or under the conditions described in Section 13.3 or 13.4, from making payments at any time of principal of (and premium, if any) or interest on the Securities, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of (and premium, if any) or interest on the Securities or the retention of such payment by the Holders if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

      SECTION 13.6. Subrogation to Rights of Holders of Senior Debt.
      ------------  -----------------------------------------------

      Subject to the payment in full of all Senior Debt, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Debt pursuant to the provisions of this Article to the rights of the holders of such Senior Debt to receive payments and distributions of cash, property and securities applicable to the Senior Debt until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Debt by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Debt and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Debt.


      SECTION 13.7.  Provisions Solely to Define Relative Rights.
      ------------   -------------------------------------------

      The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Debt and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Debt; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of

Senior Debt to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

      SECTION 13.8. Trustee to Effectuate Subordination.
      ------------  -----------------------------------

      Each holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

      SECTION 13.9. No Waiver of Subordination Provisions.
      ------------  -------------------------------------

      No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder of any Senior Debt, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

      Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any Person liable in any manner for the collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

      SECTION 13.10.  Notice to Trustee.
      -------------   -----------------

      The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Debt or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Sections 6.1 and 6.3, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

      Subject to the provisions of Sections 6.1 and 6.3, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Debt (or a trustee therefor) to establish that such notice has been given by a holder of Senior Debt (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

      SECTION 13.11. Reliance on Judicial Order or
                     Certificate of Liquidating Agent.
                     --------------------------------

      Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Sections 6.1 and 6.3, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

      SECTION 13.12.  Trustee Not Fiduciary for Holders of Senior Debt.
      -------------   ------------------------------------------------

      The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise.

      SECTION 13.13. Rights of Trustee as Holder of Senior Debt; Preservation of Trustee's Rights.
                        -------------------------------

      The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

      Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.7.

      SECTION 13.14. Article Applicable to Paying Agents.
      -------------  -----------------------------------

      In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 13.12 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

      SECTION 13.15.  Certain Conversions and Repurchases Deemed Payment.
      -------------   --------------------------------------------------

      For the purposes of this Article only, (1) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article Twelve or upon the repurchase of Securities in accordance with Article Fourteen shall not be deemed to constitute a payment or distribution on account of the principal of or premium or interest on Securities or on account of the purchase or other acquisition of Securities, and (2) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section, the term "junior securities" means (a) shares of any stock of any class of the Company and any cash, property or securities into which the Securities are convertible pursuant to Article Twelve and (b) securities of the Company which are subordinated in right of payment to all Senior Debt which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than holders of Senior Debt and the Holders of the Securities, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article Twelve or to exchange such Security for Common Stock in accordance with Article Fourteen if the Company elects to satisfy the obligations under Article Fourteen by the delivery of Common Stock.

                                ARTICLE FOURTEEN

                  REPURCHASE OF SECURITIES AT THE OPTION OF THE
                         HOLDER UPON A CHANGE IN CONTROL

      SECTION 14.1. Right to Require Repurchase.
      ------------  ---------------------------

      In the event that a Change in Control (as hereinafter defined) shall occur, then each Holder shall have the right, at such Holder's option, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such Holder's Securities, or any portion of the principal amount thereof that is equal to $1,000 or any integral multiple thereof, on the date (the "Repurchase Date") that is 45 days after the date on which the Company Notice (as defined in Section 14.3) is given to Holders at a purchase price equal to 100% of the principal amount of the Securities to be repurchased plus interest accrued to the Repurchase Date (the "Repurchase Price"); provided, however, that installments of interest on Securities whose Stated Maturity is on or prior to the Repurchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of
Section 3.8. At the option of the Company, the Repurchase Price may be paid in cash or, subject to the fulfillment by the Company of the conditions set forth
Section 14.2, by delivery of shares of Common Stock having a fair market value equal to the Repurchase Price as described in Section 14.2(a). Whenever in this Indenture (including Sections 2.2, 3.1, 5.1(1) and 5.8) there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Indenture shall not be construed as excluding the Repurchase Price in those provisions of this Indenture when such express mention is not made; provided, however, that for the purposes of Article Thirteen, such reference shall be deemed to include reference to the Repurchase Price only if the Repurchase Price is payable in cash.

      SECTION 14.2. Conditions to the Company's Election to Pay the
                    Repurchase Price in Common Stock.
                    -----------------------------------------------

      The Company may elect to pay the Repurchase Price by delivery of shares of Common Stock pursuant to Section 14.1 if and only if the following conditions have been satisfied:

      (a) The shares of Common Stock deliverable in payment of the Repurchase Price shall have a fair market value as of the Repurchase Date of not less than the Repurchase Price. For purposes of this Section 14.2, the fair market value of shares of Common Stock shall be determined by the Company and shall be equal to 95% of the average of the Closing Prices for the five consecutive Trading Days ending on and including the third Trading Day immediately preceding the Repurchase Date;

      (b) In the event any shares of Common Stock to be issued upon repurchase of Securities hereunder require registration under any Federal securities law before such shares may be freely transferrable without being subject to any transfer restrictions under the Securities Act upon issuance, such registration shall have been completed and shall have become effective prior to the Repurchase Date;

      (c) In the event any shares of Common Stock to be issued upon repurchase of Securities hereunder require registration with or approval of any governmental authority under any State law or any other Federal law before such shares may be validly issued or delivered upon repurchase, such registration shall have been completed, have become effective and such approval shall have been obtained, in each case, prior to the Repurchase Date;

      (d) The shares of Common Stock deliverable in payment of the Repurchase Price shall have been approved for quotation in the Nasdaq National Market or listed on a national securities exchange, in either case, immediately prior to the Repurchase Date; and

      (e) All shares of Common Stock deliverable in payment of the Repurchase Price shall be issued out of the Company's authorized but unissued Common Stock and will, upon issue, be duly and validly issued and fully paid and non-assessable and free of any preemptive rights.

      If all of the conditions set forth in this Section 14.2 are not satisfied in accordance with the terms thereof, the Repurchase Price shall be paid by the Company only in cash.

      SECTION 14.3.  Notices; Method of Exercising Repurchase Right, Etc.
      ------------   ---------------------------------------------------

      (a) Unless the Company shall have theretofore called for redemption all of the Outstanding Securities, on or before the 30th day after the occurrence of a Change of Control, the Company or, at the request and expense of the Company, the Trustee, shall give to all Holders of Securities, in the manner provided in
Section 1.6, notice (the "Company Notice') of the occurrence of the Change of Control and of the repurchase right set forth herein arising as a result thereof. The Company shall also deliver a copy of such notice of a repurchase right to the Trustee.

            Each notice of a repurchase right shall state:

            (1)   the Repurchase Date,

            (2)   the date by which the repurchase right must be exercised,

            (3) the Repurchase Price, and whether the Repurchase Price shall be paid by the Company in cash or by delivery of shares of Common Stock,

            (4)   the   instructions  a  Holder  must  follow  to  exercise  a
      repurchase right,

            (5) that on the Repurchase Date the Repurchase Price, and accrued interest, if any, will become due and payable upon each such Security designated by the Holder to be repurchased, and that interest thereon shall cease to accrue on and after said date, and

            (6) the Conversion Rate then in effect, the date on which the right to convert the principal amount of the Securities to be repurchased will terminate and the place or places where such Securities may be surrendered for conversion.

      No failure of the Company to give the foregoing notices or defect therein shall limit any Holder's right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Securities.

      If any of the foregoing provisions or other provisions of this Article Fourteen are inconsistent with applicable law, such law shall govern.

      (b) To exercise a repurchase right, a Holder shall deliver to the Trustee or any Paying Agent on or before the 5th day prior to the Repurchase Date (i) written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Securities to be repurchased (and, if any Security is to be repurchased in part, the serial number thereof, the portion of the principal amount thereof to be repurchased and the name of the Person in which the portion thereof to remain Outstanding after such repurchase is to be registered) and a statement that an election to exercise the repurchase right is being made thereby, and, in the event that the Repurchase Price shall be paid in shares of Common Stock, the name or names (with addresses) in which the certificate or certificates for shares of Common Stock shall be issued, and (ii) the Securities with respect to which the repurchase right is being exercised. Such written notice shall be irrevocable, except that the right of the Holder to convert the Securities with respect to which the repurchase right is being exercised shall continue until the close of business on the Repurchase Date.

      (c) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the Trustee the Repurchase Price in cash or shares of Common Stock, as provided above, for payment to the Holder on the Repurchase Date or, if shares of Common Stock are to be paid, as promptly after the Repurchase Date as practicable, together with accrued and unpaid interest to the Repurchase Date payable with respect to the Securities as to which the purchase right has been exercised; provided, however, that installments of interest that mature on or prior to the Repurchase Date shall be payable in cash, to the Holders of the Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Date.

      (d) If any Security (or portion thereof) surrendered for repurchase shall not be so paid on the Repurchase Date, the principal amount of such Security (or portion thereof, as the case may be) shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at the rate per annum borne by such Security, and each Security shall remain convertible into Common Stock until the principal of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

      (e) Any Security which is to be repurchased only in part shall be surrendered to the Trustee at the office or agency of the Company designated for that purpose pursuant to Section 10.2 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

      (f) Any issuance of shares of Common Stock in respect of the Repurchase Price shall be deemed to have been effected immediately prior to the close of business on the Repurchase Date and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such repurchase shall be deemed to have become on the Repurchase Date the holder or holders of record of the shares represented thereby; provided, however, that any surrender for repurchase on a date when the stock transfer books of the Company shall be closed shall constitute the Person or Persons in whose name or names the certificate or certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open. No payment or adjustment shall be made for dividends or distributions on any Common Stock issued upon repurchase of any Security declared prior to the Repurchase Date.

      (g) No fractions of shares shall be issued upon repurchase of Securities. If more than one Security shall be repurchased from the same Holder and the Repurchase Price shall be payable in shares of Common Stock, the number of full shares which shall be issuable upon such repurchase shall be computed on the basis of the aggregate principal amount of the Securities so repurchased. Instead of any fractional share of Common Stock which would otherwise be issuable on the repurchase of any Security or Securities, the Company will deliver to the applicable Holder its check for the current market value of such fractional share. The current market value of a fraction of a share shall be determined by multiplying the current market price of a full share by the fraction, and rounding the result to the nearest cent. For purposes of this Section, the current market price of a share of Common Stock shall be the Closing Price of the Common Stock on the Trading Day immediately preceding the Repurchase Date.

      (h) Any issuance and delivery of certificates for shares of Common Stock on repurchase of Securities shall be made without charge to the Holder of Securities being repurchased for such certificates or for any tax or duty in respect of the issuance or delivery of such certificates or the securities represented thereby; provided, however, that the Company shall not be required to pay any tax or duty which may be payable in respect of any transfer involved in the issuance or delivery of certificates for shares of Common Stock in a name other than that of the Holder of the Securities being repurchased, and no such issuance or delivery shall be made unless and until the Person requesting such issuance or delivery has paid to the Company the amount of any such tax or duty or has established, to the satisfaction of the Company, that such tax or duty has been paid.


      (i) All Securities delivered for repurchase shall be delivered to the Trustee, the Paying Agent or any other agents (as shall be set forth in the Company Notice) to be canceled at the direction of the Trustee, which shall dispose of the same as provided in Section 3.10.


      SECTION 14.4.  Certain Definitions.
      ------------   -------------------

      For purposes of this Article Fourteen,


      (a) the term "beneficial owner" shall be determined in accordance with Rule 13d-3 promulgated by the Commission pursuant to the Exchange Act;

      (b) a "Change in Control" shall be deemed to have occurred at the time, after the original issuance of the Securities, of:


                  (i) the acquisition by any person of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions, of shares of capital stock of the Company entitling such person to exercise 50% or more of the total voting power of all shares of capital stock of the Company entitled to vote generally in the elections of directors (any shares of voting stock of which such person is the beneficial owner that are not then outstanding being deemed outstanding for purposes of calculating such percentage) other than any such acquisition by the Company or any employee benefit plan of the Company; or

                  (ii) any consolidation or merger of the Company with or into, any other person, any merger of another person with or into the Company, or any conveyance, transfer, sale, lease or other disposition of all or substantially all of the assets of the Company to another person (other than (a) any such transaction (x) which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock and (y) pursuant to which holders of Common Stock immediately prior to such transaction have the entitlement to exercise, directly or indirectly, 50% or more of the total voting power of all shares of capital stock entitled to vote generally in the election of directors of the continuing or surviving person immediately after such transaction and (b) any merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock into solely shares of common stock);

 provided, however, that a Change in Control shall not be deemed to have occurred if the Closing Price for any five Trading Days within the period of 10 consecutive Trading Days (x) ending immediately after the later of the date of the Change in Control or the date of the public announcement of the Change in Control (in the case of a Change in Control under Clause (i) above) or (y) ending immediately prior to the date of the Change in Control (in the case of a Change in Control under Clause (ii) above), plus the fair market value per share (as determined by the Board of Directors in good faith, which determination shall be conclusive and evidenced by a Board Resolution) of any Other Stock or other property then held in escrow for the benefit of the Holders pursuant to
Section 12.12, shall equal or exceed 105% of the Conversion Price in effect on each such Trading Day; provided, that any temporary increase in the Conversion Rate made by the Company pursuant to paragraph (11) of Section 12.4 shall not be taken into account for purposes of the foregoing determination;

      (c) the term "Conversion Price" on any day shall equal $1,000 divided by the Conversion Rate in effect on each such day; and

      (d) for purposes of this Section 14.4, the term "person" shall include any syndicate or group which would be deemed to be a "person" under Section 13(d)(3) of the Exchange Act.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                    UROMED CORPORATION



                                    By
                                      ----------------------------------
                                         Name:
                                         Title:

Attest:



------------------------------
 Name:
 Title:

                                    STATE STREET BANK AND
                                      TRUST COMPANY, Trustee



                                    By
                                      ----------------------------------
                                         Name:
                                         Title:

Attest:



------------------------------
 Name:
 Title:

COMMONWEALTH OF MASSACHUSETTS )
      ______                                    ) : ss.: Boston
COUNTY OF SUFFOLK                               )

      On the 15th day of October, 1996, before me personally came ______________________, to me known, who, being by me duly sworn, did depose and say that he is ____________________ of UroMed Corporation, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



                                      -----------------------------------------
                                      Notary Public


COMMONWEALTH OF MASSACHUSETTS )
                                                ) : ss.: Boston
COUNTY OF SUFFOLK                               )

      On the 15th day of October, 1996, before me personally came ________________________, to me known, who, being by me duly sworn, did depose and say that he is _________________________ of State Street Bank and Trust Company, a Massachusetts trust company described in and which executed the foregoing instrument; that he knows the seal of said trust company; that the seal affixed to said instrument is such corporate seal; that it was so affixed pursuant to the bylaws of said trust company; and that he signed his name thereto by like authority.



                                         --------------------------------------
                                         Notary Public

                                                              ANNEX A -- Form of
                                                      Regulation S Certificate



                            REGULATION S CERTIFICATE

            (For transfers pursuant to ss. 3.6(b)(i), (iii) and (v)
                              of the Indenture)



State Street Bank and Trust Company,
  as Trustee
Two International Place, Fourth Floor,
Boston, Massachusetts  02110
Attention:__Corporate Trust Department

      Re: 6% Convertible Subordinated Notes due October 15, 2003 of UroMed Corporation (the "Securities")

      Reference is made to the Indenture, dated as of October 15, 1996 (the "Indenture"), between UroMed Corporation (the "Company") and State Street Bank and Trust Company, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

      This certificate relates to U.S. $__________ principal amount of Securities, which are evidenced by the following certificates) (the "Specified Securities"):

      CUSIP No(s). _________________________

      CERTIFICATE No(s). ___________________

      The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

      The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S

Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

      (1) Rule 904 Transfers. if the transfer is being effected in accordance with Rule 904:

      (A) the Owner is not a distributor of the Securities, an affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;

      (B) the offer of the Specified Securities was not made to a person in the United States;

      (C)   either:

            (i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

            (ii) the transaction is being executed in, on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

      (D) no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof;

      (E) if the Owner is a dealer in securities or has received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied; and

      (F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

      (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

      (A) the transfer is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

      (B) the transfer is occurring after a holding period of at least three years has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

      This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Purchasers.

Dated:______
            (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)



            By:
                Name:
                Title:

            (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                 ANNEX B -- Form of Restricted
                                                        Securities Certificate



                        RESTRICTED SECURITIES CERTIFICATE

         (For transfers pursuant to ss. 3.6(b)(ii), (iii), (iv) and (v)
                              of the Indenture)



State Street Bank and Trust Company,
  as Trustee
Two International Place, Fourth Floor,
Boston, Massachusetts  02110
Attention:__Corporate Trust Department

      Re: 6% Convertible Subordinated Notes due October 15, 2003 of UroMed Corporation (the "Securities")
            ------------------------------------------------------

      Reference is made to the Indenture, dated as of October 15, 1996 (the "Indenture"), between UroMed Corporation (the "Company") and State Street Bank and Trust Company, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

      This certificate relates to U.S. $_____________ principal amount of Securities, which are evidenced by the following certificates) (the "Specified Securities"):

      CUSIP No(s). ______________________________

      CERTIFICATE No(s). _______________________

      The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

      The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security. In connection with" such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as:

            (1) Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

            (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

            (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

           (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

            (A) the transfer is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

            (B) the transfer is occurring after a holding period of at least three years has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

      This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Purchasers.

Dated:__________________________

            (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)



            By:_________________
                Name:
                Title:

            (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                               ANNEX C -- Form of Unrestricted
                                                        Securities Certificate



                       UNRESTRICTED SECURITIES CERTIFICATE

         (For removal of Securities Act Legends pursuant to ss. 3.6(c))



State Street Bank and Trust Company,
  as Trustee
Two International Place, Fourth Floor,
Boston, Massachusetts  02110
Attention:__Corporate Trust Department

      Re: 6% Convertible Subordinated Notes due October 15, 2003 of UroMed Corporation (the "Securities")
            ------------------------------------------------------

      Reference is made to the Indenture, dated as of October 15, 1996 (the "Indenture"), between UroMed Corporation (the "Company") and State Street Bank and Trust Company, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

      This certificate relates to U.S. $___________________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

      CUSIP No(s). ____________________________

      CERTIFICATE No(s). _______________________

      The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned. as or on behalf of the Owner.

      The Owner has requested that the Specified Securities be exchanged for Securities bearing no Securities Act Legend pursuant to Section 3.6(c) of the

Indenture. In connection with . such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least three years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

      This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Purchasers.

Dated:___________________________________
            (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)



            By:__________________________
                Name:
                Title:


            (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                    ANNEX D -- Form of Surrender
                                                                     Certificate



                              SURRENDER CERTIFICATE

                (For transfer in connection with conversion of
                  Restricted Securities pursuant to ss. 12.2)



State Street Bank and Trust Company,
  as Trustee
Two International Place, Fourth Floor,
Boston, Massachusetts  02110
Attention:__Corporate Trust Department

      Re: 6% Convertible Subordinated Notes due October 15, 2003 of UroMed Corporation (the "Securities")
            ------------------------------------------------------

      Reference is made to the Indenture, dated as of October 15, 1996 (the "Indenture"), between UroMed Corporation (the "Company") and State Street Bank and Trust Company, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

      This certificate relates to U.S. $____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

      CUSIP No(s). ____________________________

      CERTIFICATE No(s). _______________________

      The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

      The Specified Securities are being surrendered for conversion, and the Common Stock and/or the Securities issuable on such conversion are to be registered in the name of a Person other than the Owner. Accordingly, the Owner hereby certifies that such issuable Common Stock and/or Securities are being transferred to such other Person (the "Transfer") and that such Transfer complies with the restrictive legend set forth on the face of the certificate evidencing the Specified Securities for the reason checked below:

      ______      The transfer of the Specified Securities complies with
                      Rule 144 under the Securities Act; or

      ______      The transfer of the Specified Securities complies with
                     Rule 144A under the Securities Act; or

      ______      The transfer of the Specified Securities complies with
                      Rule 904 under the Securities Act; or

      ______ The transfer of the Specified Securities has been made to an institution that is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act in a transaction exempt from the registration requirements of the Securities Act.

      This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Purchasers.

Dated:____________________________________
            (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)



            By:___________________________
                Name:
                Title:


            (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)